--------------------------------------------------------------------------------


                   CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                                 $125,000,000

                 ___% CONVERTIBLE SUBORDINATED NOTES DUE 2004


                ----------------------------------------------

                                  INDENTURE

                        Dated as of _________ __, 1997

                ----------------------------------------------


                      IBJ SCHRODER BANK & TRUST COMPANY,

                                   Trustee


--------------------------------------------------------------------------------

                            CROSS-REFERENCE TABLE

    Reconciliation and tie between the Trust Indenture Act of 1939, as amended, and the Indenture, dated as of _____________, 1997

  Trust Indenture                                                                                     Indenture
    Act Section                                                                                        Section
Section 310 (a)(1)....................................................................................  7.10
            (a)(2)....................................................................................  7.10
            (a)(3)....................................................................................  N.A.
            (a)(4)....................................................................................  N.A.
            (a)(5)....................................................................................  7.10
            (b).......................................................................................  7.8; 7.10
            (c).......................................................................................  N.A.
Section 311 (a).......................................................................................  7.11
            (b).......................................................................................  7.11
            (c).......................................................................................  N.A.
Section 312 (a).......................................................................................  7.6(a);
             .........................................................................................  7.6(b)
            (b).......................................................................................  7.6(c)
            (c).......................................................................................  7.6(d)
Section 313 (a).......................................................................................  7.6(e)
            (b).......................................................................................  N.A.
            (c).......................................................................................  7.6(e);
             .........................................................................................  7.6(f)
            (d).......................................................................................  7.6
Section 314 (a).......................................................................................  4.8; 4.9
            (b).......................................................................................  N.A.
            (c)(1)....................................................................................  1.4; 13.3
            (c)(2)....................................................................................  1.4; 2.2;
             ......................................................................................... 13.3
            (c)(3)....................................................................................  N.A.
            (d).......................................................................................  4.9
            (e)....................................................................................... 13.4
            (f).......................................................................................  4.12
Section 315 (a).......................................................................................  7.1(b)
            (b).......................................................................................  7.5(a)
            (c).......................................................................................  7.1(a)
            (d).......................................................................................  7.1(c)
            (e).......................................................................................  6.10
Section 316 (a).......................................................................................  2.8
            (a)(1)(A).................................................................................  6.5
            (a)(1)(B).................................................................................  6.4
            (a)(2)....................................................................................  N.A.
            (b).......................................................................................  6.7
            (c).......................................................................................  9.5
Section 317 (a)(1)....................................................................................  6.3
            (a)(2)....................................................................................  6.8
            (b).......................................................................................  2.4

Section 318 (a)....................................................................................... 13.1

Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                              TABLE OF CONTENTS

                                                                                                                Page

ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................................1

   Section 1.1 Definitions........................................................................................1
   Section 1.2 Incorporation by Reference to Trust Indenture Act..................................................9
   Section 1.3 Rules of Construction..............................................................................9
   Section 1.4 Form of Documents Delivered to Trustee............................................................10
   Section 1.5 Acts of Holders...................................................................................10

ARTICLE II. THE NOTES............................................................................................12

   Section 2.1 Form and Dating...................................................................................12
   Section 2.2 Execution and Authentication......................................................................12
   Section 2.3 Registrar and Paying Agent........................................................................13
   Section 2.4 Paying Agent to Hold Money in Trust...............................................................14
   Section 2.5 Authorized Denominations..........................................................................14
   Section 2.6 Transfer and Exchange.............................................................................14
   Section 2.7 Replacement Notes.................................................................................14
   Section 2.8 Outstanding Notes.................................................................................15
   Section 2.9 Temporary Notes...................................................................................15
   Section 2.10 Cancellation.....................................................................................16
   Section 2.11 Payment of Interest; Interest Rights Preserved...................................................16
   Section 2.12 Computation of Interest, etc.....................................................................17
   Section 2.13 Persons Deemed Owners............................................................................17
   Section 2.14 CUSIP Numbers....................................................................................17

ARTICLE III. REDEMPTION..........................................................................................17

   Section 3.1 Notice to Trustee.................................................................................17
   Section 3.2 Selection of Notes to be Redeemed.................................................................17
   Section 3.3 Notice of Redemption..............................................................................18
   Section 3.4 Effect of Notice of Redemption....................................................................19
   Section 3.5 Deposit of Redemption Price.......................................................................19
   Section 3.6 Notes Redeemed in Part............................................................................19
   Section 3.7 Optional Redemption...............................................................................19

ARTICLE IV. COVENANTS............................................................................................20

   Section 4.1 Payment of Notes..................................................................................20
   Section 4.2 Maintenance of Office or Agency...................................................................20
   Section 4.3 Money for the Note Payments to be Held in Trust...................................................21
   Section 4.4 Corporate Existence...............................................................................21
   Section 4.5 Repurchase at the Option of Holders upon a Change of Control......................................21
   Section 4.6 Reports...........................................................................................22
   Section 4.7 Compliance Certificate; Notice of Default or Event of Default.....................................23

   Section 4.8 Repurchase at the Option of Holders upon a Termination of Trading.................................23
   Section 4.9 Payment of Additional Amounts.....................................................................24


ARTICLE V. CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER..................................................26

   Section 5.1 Merger, Consolidation or Sale of Assets...........................................................26
   Section 5.2 Successor Corporation Substituted.................................................................26

ARTICLE VI. DEFAULTS AND REMEDIES................................................................................27

   Section 6.1 Events of Default.................................................................................27
   , that a Material Subsidiary shall have 90 days from the occurrence of the action constituting an event of default pursuant to this Section 6.1(h) to cure such default.
   Section 6.2 Acceleration......................................................................................28
   Section 6.3 Other Remedies....................................................................................29
   Section 6.4 Waiver of Existing Defaults.......................................................................29
   Section 6.5 Control by Majority...............................................................................30
   Section 6.6 Limitation on Suits...............................................................................30
   Section 6.7 Rights of Holders to Receive Payment..............................................................30
   Section 6.8 Trustee May File Proofs of Claim..................................................................31
   Section 6.9 Priorities........................................................................................31
   Section 6.10 Undertaking for Costs............................................................................32
   Section 6.11 Waiver of Usury, Stay or Extension Laws..........................................................32
   Section 6.12 Trustee May Enforce Claims Without Possession of the Notes.......................................32
   Section 6.13 Restoration of Rights and Remedies...............................................................32
   Section 6.14 Rights and Remedies Cumulative...................................................................32
   Section 6.15 Delay or Omission Not Waiver.....................................................................33

ARTICLE VII. TRUSTEE.............................................................................................33

   Section 7.1 Duties of Trustee.................................................................................33
   Section 7.2 Rights of Trustee.................................................................................34
   Section 7.3 Individual Rights of Trustee......................................................................34
   Section 7.4 Trustee's Disclaimer..............................................................................34
   Section 7.5 Notice of Defaults................................................................................35
   Section 7.6 Preservation of Information; Reports by Trustee to Holders........................................35
   Section 7.7 Compensation and Indemnity........................................................................36
   Section 7.8 Replacement of Trustee............................................................................36
   Section 7.9 Successor Trustee by Merger.......................................................................38
   Section 7.10 Eligibility; Disqualification....................................................................38
   Section 7.11 Preferential Collection of Claims Against Company................................................39

ARTICLE VIII. DEFEASANCE.........................................................................................39

   Section 8.1 Company's Option to Effect Defeasance or Covenant Defeasance......................................39
   Section 8.2 Defeasance and Discharge..........................................................................39

   Section 8.3 Covenant Defeasance...............................................................................40
   Section 8.4 Conditions to Defeasance or Covenant Defeasance...................................................40
   Section 8.5 Deposited Money and U.S. Government Obligations to be Held in Trust; Miscellaneous Provisions.....41
   Section 8.6 Reinstatement.....................................................................................42

ARTICLE IX. AMENDMENTS...........................................................................................42

   Section 9.1 Without Consent of Holders........................................................................42
   Section 9.2 With Consent of Holders...........................................................................43

   Section 9.3 Effect of Supplemental Indentures.................................................................43
   Section 9.4 Compliance with Trust Indenture Act...............................................................44
   Section 9.5 Revocation and Effect of Consents and Waivers.....................................................44
   Section 9.6 Notation on or Exchange of Notes..................................................................44
   Section 9.7 Trustee to Execute Supplemental Indentures........................................................44
   Section 9.8 Solicitation of Consents..........................................................................45

ARTICLE X. SUBORDINATION OF NOTES................................................................................45

   Section 10.1 Notes Subordinated to Senior Indebtedness........................................................45
   Section 10.2 Payment Over of Proceeds Upon Dissolution, etc...................................................45
   Section 10.3 Prior Payment to Senior Indebtedness upon Acceleration of Notes..................................46
   Section 10.4 No Payment When Senior Indebtedness in Default...................................................47
   Section 10.5 Payment Permitted If No Default..................................................................47
   Section 10.6 Subrogation to Rights of Holders of Senior Indebtedness..........................................47
   Section 10.7 Provisions Solely to Define Relative Rights......................................................48
   Section 10.8 Trustee to Effectuate Subordination..............................................................48
   Section 10.9 No Waiver of Subordination Provisions............................................................48
   Section 10.10 Notice to Trustee...............................................................................49
   Section 10.11 Reliance on Judicial Order or Certificate of Liquidating Agent..................................49
   Section 10.12 Trustee Not Fiduciary for Holders of Senior Indebtedness........................................49
   Section 10.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights............49
   Section 10.14 Article Applicable to Paying Agents.............................................................50
   Section 10.15 Certain Conversions Deemed Payment..............................................................50

ARTICLE XI. CONVERSION OF NOTES..................................................................................50

   Section 11.1 Conversion Privilege and Conversion Price........................................................50
   Section 11.2 Exercise of Conversion Privileges................................................................51
   Section 11.3 Fractions of Shares..............................................................................51
   Section 11.4 Adjustment of Conversion Price...................................................................52
   Section 11.5 Notice of Adjustments of Conversion Price........................................................57
   Section 11.6 Notice of Certain Corporate Action...............................................................57
   Section 11.7 Company to Reserve Common Stock..................................................................58
   Section 11.8 Taxes on Conversions.............................................................................58
   Section 11.9 Covenant as to Common Stock......................................................................58
   Section 11.10 Cancellation of Converted Notes.................................................................58

   Section 11.11 Provisions as to Consolidation, Merger or Sale of Assets........................................58

ARTICLE XII. SATISFACTION AND DISCHARGE..........................................................................59

   Section 12.1 Satisfaction and Discharge.......................................................................59
   Section 12.2 Application of Trust Money.......................................................................60
   Section 12.3 Repayment to the Company.........................................................................60
   Section 12.4 Reinstatement....................................................................................61

ARTICLE XIII. MISCELLANEOUS......................................................................................61

   Section 13.1 Trust Indenture Act Controls.....................................................................61
   Section 13.2 Notices..........................................................................................61
   Section 13.3 Certificate and Opinion as to Conditions Precedent...............................................61
   Section 13.4 Statements Required in Certificate or Opinion....................................................62

   Section 13.5 Communications by Holders with Other Holders.....................................................62
   Section 13.6 Rules by Trustee, Paying Agent and Registrar.....................................................62
   Section 13.7 Payments on Business Days........................................................................62
   Section 13.8 Governing Law....................................................................................62
   Section 13.9 Legal Proceedings................................................................................62
   Section 13.10 Service of Process..............................................................................62
   Section 13.11 Waiver of Immunities............................................................................63
   Section 13.12 Judgment Currency; Currency Indemnity...........................................................63
   Section 13.13 No Recourse Against Others......................................................................63
   Section 13.14 Successors......................................................................................64
   Section 13.15 Counterparts....................................................................................64
   Section 13.17 Severability.....................................................................................0
   Section 13.18 Further Instruments and Acts.....................................................................0
   Section 13.19 Independent Covenants............................................................................0

                                   EXHIBITS


EXHIBIT A         FORM OF NOTE

         INDENTURE, dated as of _______ __, 1997, between CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a Bermuda corporation (the "Company"), having its principal office at Clarendon House, Church Street, Hamilton HM/CX, Bermuda, and IBJ SCHRODER BANK & TRUST COMPANY, as trustee hereunder (the "Trustee"), having its Corporate Trust Office at One State Street, New York, NY 10004.

                           RECITALS OF THE COMPANY

         The Company has duly authorized the creation and issue of its ___% Convertible Subordinated Notes due 2004 (the "Notes") of substantially the tenor and amount hereinafter set forth, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

         All things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid instrument of the Company, in accordance with their respective terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that, for and in consideration of the premises and the purchase of the Initial Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE I.

           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION


         Section 1.1 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         "Acquired Indebtedness" means, with respect to any specified Person, Indebtedness of any other Person existing at the time such other Person merged with or into or became a Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person, but excluding Indebtedness which is extinguished, retired or repaid in connection with such Person merging with or into or becoming a Subsidiary of such specified Person.

         "Act" when used with respect to any Holder, has the meaning set forth in Section 1.5 hereof.

         "Additional Amount" has the meaning set forth in Section 4.9 hereof.

         "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "under common control with," and "controlled by"), and as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person (on a fully diluted basis) shall be deemed to be control.

         "Bermudian Taxes" has the meaning set forth in Section 4.9 hereof.

         "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board.

         "Board Resolution" means a duly adopted resolution of the Board of Directors of a Person in full force and effect at the time of determination and certified as such by the Secretary or an Assistant Secretary of such Person.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or regulation to close.

         "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Indebtedness arrangement conveying the right of use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles that are applicable at the date of determination.

         "Capital Stock" in any Person means any and all shares, interests, participation or other equivalents in the equity interest (however designated) in such Person and any rights (other than Indebtedness convertible into an equity interest), warrants or options to acquire an equity interest in such Person.

         "Change of Control" will occur when: (i) all or substantially all of the assets of the Company and its Subsidiaries taken as a whole are sold as an entirety to any Person or related group of Persons; (ii) there shall be consummated any consolidation or merger of the Company (A) in which the Company is not the continuing or surviving corporation (other than a consolidation or merger with a Wholly-Owned Subsidiary of the Company in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the shares of Common Stock are converted into cash, securities or other Property, in each case other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the Shares of Common Stock of the continuing or surviving corporation immediately after such consolidation or merger, or (iii) any Person or any Persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act, together with any Affiliates thereof, other than Permitted Holders acquire "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of at least 50% of the total voting power of all classes of Capital Stock of the Company entitled to vote generally in the election of directors of the Company. Notwithstanding clause (iii) of this definition, a Change in Control will not be deemed to have occurred solely by virtue of the Company, any Subsidiary, any employee share purchase plan, share option plan or other share incentive plan or program, retirement plan or automatic dividend reinvestment plan or any substantially similar plan of the Company or any Subsidiary or any person holding securities of the Company for or pursuant to the terms of any such employee benefit plan, filing or becoming obligated to file a report under or in response to Schedule 13D of Schedule 14D-1 (or any successor schedule, form or report) under the Exchange Act disclosing beneficial ownership by it of shares of securities of the Company, whether at least 50% of the total voting power referred to in clause (iii) of this definition or otherwise.

         "Change of Control Offer" has the meaning set forth in Section 4.5(a) hereof.

         "Change of Control Payment Date" has the meaning set forth in Section 4.5(b)(2) hereof.

         "Change of Control Purchase Price" has the meaning set forth in Section 4.5(a) hereof.

         "Class A Common Stock" means the Class A Common Stock, par value $0.01 per share, of the Company.

         "Class B Common Stock" means the Class B Common Stock, par value $0.01 per share, of the Company.

         "Closing Price" on any Trading Day with respect to the per share price of any shares of Capital Stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or any other national securities exchange, if such shares of Capital Stock are not listed or admitted to trading on such exchange, on the Nasdaq National Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system but the issuer is a Foreign Private Issuer (as defined in Rule 3b-4(c) under the Exchange Act) and the principal securities exchange on which such shares are listed or admitted to trading is a Designated Offshore Securities Market (as defined in Rule 902(a) under the Securities Act), the average of the reported closing bid and asked prices regular way on such principal exchange, or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on such automated quotation system and the issuer and the principal securities exchange do not meet such requirements, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose and is reasonably acceptable to the Trustee.


         "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body performing such duties at such time.

         "Common Stock" includes any stock of any class of any Person which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of such person and which is not subject to redemption by such person, including, without limitation, the Class A Common Stock and Class B Common Stock. Subject to the provisions of this Indenture, however, shares issuable on conversion of the Notes shall include only shares of Class A Common Stock at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the party named as such in the preamble to this Indenture until a successor replaces it pursuant to the applicable provisions hereof and, thereafter, means such successor and does not include its subsidiaries except for purposes of financial data determined on a consolidated basis.

         "Company Order" means a written order signed in the name of the Company by (i) any of its Chairman of the Board, its President, its Chief Executive Officer, its Chief Operating Officer, a Vice Chairman or a Vice President, and
(ii) any of its Chief Financial Officer, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

         "Constituent Person" has the meaning set forth in Section 11.11 hereof.

         "Conversion Price" has the meaning set forth in Section 11.1 hereof.

          "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date of execution of this Indenture, located at One State Street, New York, NY 10004.

         "Covenant Defeasance" has the meaning set forth in Section 8.3 hereof.

         "Current Market Price" has the meaning set forth in Section 11.4(g) hereof.


         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Default Amount" has the meaning set forth in Section 6.2 hereof.

         "Defaulted Interest" has the meaning set forth in Section 2.11 hereof.

         "Defeasance" has the meaning set forth in Section 8.2 hereof.

         "Disqualified Stock" means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event or otherwise, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, or is exchangeable for Indebtedness at any time, in whole or in part, on or prior to the Stated Maturity of the Notes.

         "Event of Default" has the meaning set forth in Section 6.1 hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "GAAP" means United States generally accepted accounting principles, consistently applied, as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, that are applicable to the circumstances as of the date of determination; provided that, except as otherwise specifically provided herein, all calculations made for purposes of determining compliance with this Indenture shall utilize GAAP as in effect on the Issue Date.

         "guarantee" means any direct or indirect obligation, contingent or otherwise, of a Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person in any manner. The terms "guaranteed," "guaranteeing" and "guarantor" shall have correlative meanings.

         "Holder" means the Person in whose name such Note is registered in the Security Register.

         "Indebtedness" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent,
(i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, guarantees or other similar instruments, including, without limitation, any such obligations incurred in connection with the acquisition of Property, assets or businesses, excluding trade accounts payable made in the ordinary course of business, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of Property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business, which in either case are not more than 60 days overdue or which are being contested in good faith), (v) any Capital Lease Obligation of such Person, and (vi) any obligation of the type referred to in clauses (i) through (v) of this definition of another Person and all dividends and distributions of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor, guarantor or otherwise.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument, and any such supplemental indenture, respectively.

         "Independent Financial Expert" has the meaning set forth in Section 11.4(h) hereof.

         "Interest Hedging Obligation" means, with respect to any Person, an obligation of such Person pursuant to any interest rate swap agreement, interest rate cap, collar or floor agreement or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Restricted Subsidiaries' exposure to fluctuations in interest rates.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Notes.

         "Issue Date" means the date on which the Notes are first authenticated and delivered under this Indenture.

         "junior securities" has the meaning set forth in Section 10.15 hereof.

         "Lien" means, with respect to any Property or other asset, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien (statutory or other), charge, easement, encumbrance, preference, priority or other security or similar agreement or preferential arrangement of any nature whatsoever on or with respect to such Property or other asset (including, without limitation, any conditional sale or title retention agreement having substantially the same economic effect as any of the foregoing).

         "Material Subsidiary" means a Subsidiary which is consolidated on the Company's financial statements, if the Company's and its other Subsidiaries' proportionate share of the total assets (after intercompany eliminations) of such Subsidiary, including its Subsidiaries, exceeds 10 percent of the total assets of the Company and its Subsidiaries consolidated for the most recently completed fiscal year.

         "Maturity" means, when used with respect to a Note, the date on which the principal of such Note becomes due and payable as provided therein or in the Indenture, whether at Stated Maturity, on the Change of Control Payment Date or upon an offer to repurchase upon a Termination of Trading of the Common Stock of the Company, as applicable, or by declaration of acceleration, call for redemption or otherwise.

         "nonelecting share" has the meaning set forth in Section 11.11 hereof.

         "Notes" has the meaning set forth in the Recitals of the Company and more particularly means any of the Notes authenticated and delivered under this Indenture.

         "Officer" means the Chairman of the Board of Directors, a Vice Chairman of the Board of

Directors, the President, the Chief Executive Officer, the Chief Operating Officer, a Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.

         "Officers' Certificate" means a certificate signed by (i) any of the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer or a Vice President, and (ii) any of the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee, which certificate shall comply with the provisions of Sections 1.4, 13.3 and 13.4 hereof.

         "Opinion of Counsel" means a written opinion from legal counsel (who may be counsel to the Company or the Trustee) who is acceptable to the Trustee, which opinion shall comply with the provisions of Sections 1.4, 13.3 and 13.4 hereof; provided that any Opinion of Counsel delivered pursuant to Section 8.4 hereof shall not be rendered by an employee of the Company or any of its Subsidiaries.

         "Other Jurisdiction" has the meaning set forth in Section 4.9 hereof.

         "Other Taxes" has the meaning set forth in Section 4.9 hereof.

         "Paying Agent" means any Person authorized by the Company to make payments of principal, premium or interest (including Additional Amounts, if any) with respect to the Notes on behalf of the Company.

         "Permitted Holders" means each beneficial owner of the Company's Class B Common Stock on the Issue Date and their respective families and Affiliates.

         "Permitted Merger" has the meaning set forth in Section 5.1 hereof.


         "Person" means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

         "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

         "Process Agent" has the meaning set forth in Section 13.10 hereof.

         "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, excluding Capital Stock in any other Person.

         "Record Date" means, for the interest payable on any Interest Payment Date, the date specified in Section 2.11 hereof.

         "Record Expiration Date" has the meaning set forth in Section 1.5 hereof.

         "Redemption Date" means, when used with respect to any Note or part thereof to be redeemed hereunder, the date fixed for redemption of such Notes pursuant to the terms of the Notes and this Indenture.

         "Redemption Price" means, when used with respect to any Note or part thereof to be redeemed hereunder, the price fixed for redemption of such Note pursuant to the terms of the Notes and this Indenture, plus accrued and unpaid interest thereon, if any, (including Additional Amounts, if any) to the Redemption Date.

         "Registrar" has the meaning set forth in Section 2.3 hereof.

         "Related Proceeding" has the meaning set forth in Section 13.9 hereof.

         "Repurchase Date" has the meaning set forth in Section 4.8(a) hereof.

         "Repurchase Price" has the meaning set forth in Section 4.8(a) hereof.

         "Required Filing Date" has the meaning set forth in Section 4.6 hereof.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "Security Register" has the meaning set forth in Section 2.3 hereof.

         "Senior Indebtedness" means the principal of, and premium, if any, and interest on and other amounts due on any Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed by the Company, for money borrowed from others (including obligations under Capital Lease Obligations or purchase money Indebtedness) or in connection with the acquisition by the Company or a Subsidiary of any other business or entity, or in respect of letters of credit or bid, performance or surety bonds issued for the account or on the credit of the Company or a Subsidiary, and, in each case, all renewals, extensions and refundings thereof, other than (i) any such Indebtedness as to which, in the instrument creating or evidencing the same, it is provided that such Indebtedness is not superior in right of payment to the Notes, (ii) if such Indebtedness or obligation is non-recourse to the Company, (iii) any conditional sale contract or any account payable or other Indebtedness created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials, inventories or services, (iv) Indebtedness of the Company to any Affiliate and (v) the Notes.

          "Special Record Date" means a date fixed by the Trustee pursuant to
Section 2.11 for the payment of Defaulted Interest.

         "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency unless such contingency has occurred), and, when used with respect to any installment of interest on such security, the fixed date on which such installment of interest is due and payable.

         "Subsidiary" means, with respect to any Person, (i) any corporation more than 50 percent of the outstanding shares of Voting Stock of which is owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person, (ii) any general partnership, joint venture or similar entity, more than 50 percent of the outstanding partnership or similar interests of which are owned, directly or indirectly, by such Person, or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries of such Person or (iii) any limited partnership of which such Person or any Subsidiary of such Person is a general partner.

         "Surviving Entity" has the meaning set forth in Section 5.1(a) hereof.

         "Temporary Notes" has the meaning set forth in Section 2.9 hereof.

         "Termination of Trading" means that the Class A Common Stock (or other Common Stock into which the Notes are then convertible) are neither listed for trading on a U.S. national securities exchange nor approved for trading on the Nasdaq Stock Market's National Market or any other established automated over-the-counter trading market in the United States or, if the Company is a Foreign Private Issuer (as defined in Rule 3b-4 (c) under the Exchange Act) on the principal securities exchange on which such Class A Common Stock is listed or admitted to trading in a Designated Offshore Securities Market (as defined in

Rule 902(a) under the Securities Act); provided that a suspension of trading that lasts no longer than 30 Trading Days shall not be considered to be a Termination of Trading.

         "Total Market Capitalization" of any Person means, as of any day of determination, the sum of (a) the consolidated Indebtedness of such Person and its Subsidiaries on such day, plus (b) the product of (i) the aggregate number of outstanding shares of Common Stock of such Person on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock of such Person other than, in the case of the Company, any shares of Preferred Stock of the Company, that, as of the day of determination, cannot, pursuant to the terms thereof as in effect on the date of the Indenture, be required to be redeemed by the Company in cash, and
(ii) the average Closing Price of such Common Stock over the 20 consecutive Trading Days immediately preceding such day, plus (c) the liquidation value of any outstanding shares of Preferred Stock of such Person on such day. If no such Closing Price exists with respect to shares of any such class, the value of such shares for purposes of clause (b) for the preceding sentence shall be determined by the Company's Board of Directors in good faith and evidenced by a written opinion as to such value issued by an investment banking firm of recognized national standing.

         "Trading Day" means, with respect to a securities exchange or automated quotation system, a day on which such exchange or system is open for a full day of trading.

         "Trigger Event" shall have the meaning set forth in Section 11.4(d) hereof.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture except as required by Section 9.4 hereof, provided that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

         "Trust Officer" means any Vice President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer or Assistant Treasurer of the Trustee assigned by the Trustee to administer this Indenture or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred.

         "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and, thereafter, means such successor.

         "U.S. Government Obligations" means (i) securities that are (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and (ii) depository receipts issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in clause (i) above and held by such bank for the account of the holder of such depository receipt, or with respect to any specific payment of principal or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest of the U.S. Government Obligation evidenced by such depository receipt.

         "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or at the times that such class of Capital Stock has voting power by reason of the happening of any contingency) to vote in the election of members of the board of directors or comparable body of such Person.

         "Wholly-Owned Subsidiary" means any Subsidiary, all of the outstanding Capital Stock (other than directors' qualifying shares) of which is owned, directly or indirectly by the Company.

         Section 1.2  Incorporation by Reference to Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms incorporated by reference in this Indenture have the following meanings:

         "indenture securities" means the Notes.

         "indenture security holder" means a Holder.

         "indenture to be qualified" means this Indenture.

         "indenture trustee" or "institutional trustee" means the Trustee.

         "obligor" on the indenture securities means the Company or other obligor on the Notes, if any.

         All other Trust Indenture Act terms used or incorporated by reference in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by Commission rule have the meanings assigned to them therein.

         Section 1.3 Rules of Construction. Unless the context otherwise requires:

                 (a)  the terms defined in this Article have the meanings

assigned to them in this Article, and include the plural as well as the singular;

                 (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                 (c) the words "herein," "hereof" and hereunder," and other words of similar import, refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                 (d)  "or" is not exclusive;

                 (e)  "including" means including without limitation; and

                 (f) words in the singular include the plural, and words in the plural include the singular.

         Section 1.4 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters, upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 1.5 Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments, of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are received by the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by an acknowledgment of notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         The ownership of the Notes shall be proved by the Security Register.

         Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company, in reliance thereon, whether or not notation of such action is made upon such Note.

         The Company may set any day as a record date for the purpose of determining the Holders of outstanding Notes entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Notes, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of outstanding Notes on such record date, and no other Holders, shall be entitled to take the relevant actions whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of outstanding Notes on such record date; and provided, further, that for the purpose of determining whether Holders of the requisite principal amount of such Notes have taken such action, no Note shall be deemed to have been outstanding on such record date unless it is also outstanding on the date such action is to become effective. Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal among of outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Notes in the manner set forth in
Section 13.2 hereof.

         The Trustee may set any day as a record date for the purpose of determining the Holders of outstanding Notes entitled to join in the giving or making of (i) any notice of Default under Section 6.1(d) or (e) hereof, (ii) any declaration of acceleration referred to in Section 6.2 hereof, (iii) any request to institute proceedings referred to in Section 6.6 hereof or (iv) any direction referred to in Section 6.5 hereof. If any record date is set pursuant to this paragraph, the Holders of outstanding Notes on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of outstanding Notes on such record date; and provided, further, that for the purpose of determining whether Holders of the requisite principal amount of such Notes have taken such action, no Note shall be deemed to have been outstanding on such record date unless it is also outstanding on the date such action is to become effective. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken by Holders of the requisite principal amount of outstanding Notes on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Notes in the manner set forth in Section 13.2 hereof.

         With respect to any record date set pursuant to this Section 1.5, the party hereto that sets such record date may designate any day as the "Record Expiration Date" and from time to time may change the Record Expiration Date to any earlier or later day, provided that no such change shall be effective unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Notes in the manner set forth in
Section 13.2 hereof, on or before the existing Record Expiration Date. If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section 1.5, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Record

Expiration Date shall be later than the 180th day after the applicable record date.

         Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

                                 ARTICLE II.

                                  THE NOTES


         Section 2.1 Form and Dating. (a) The Notes and the certificate of authentication of the Trustee thereon shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture.

                 (b) The Notes may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereto, (i) as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, (ii) such as may be required to comply with this Indenture, any law or any rule of any securities exchange on which the Notes may be listed and (iii) such as may be necessary to conform to customary usage. Each Note shall be dated the date of its authentication by the Trustee.

                 (c) Definitive Notes shall be typed, printed, lithographed or engraved or produced by any combination of such methods or produced in any other manner permitted by the rules of any securities exchange on which such Notes may be listed, all as determined by the Officers of the Company executing such Notes, as evidenced by their execution of such Notes.

         Section 2.2 Execution and Authentication. The aggregate principal amount at Stated Maturity of Notes outstanding at any time shall not exceed [$__________] except as provided in Section 2.7 hereof. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, its Chief Operating Officer, its President or any Vice President, under its corporate seal reproduced or imprinted on the Notes by facsimile or otherwise, and shall be attested by the Company's Secretary or one of its Assistant Secretaries, in each case by manual or facsimile signature.

         In case any Officer of the Company whose signature shall have been placed upon any of the Notes shall cease to be such Officer of the Company before authentication of such Notes by the Trustee and the issuance and delivery thereof, such Notes may, nevertheless, be authenticated by the Trustee and issued and delivered with the same force and effect as though such Person had not ceased to be such Officer of the Company.

         Notwithstanding any other provision hereof, the Trustee shall authenticate and deliver Notes only upon receipt by the Trustee of an Officers' Certificate and Opinion of Counsel complying with Section 13.4 hereof with respect to satisfaction of all conditions precedent contained in this Indenture to authentication and delivery of such Notes.

         Upon compliance by the Company with the provisions of the previous paragraph, the Trustee shall, upon receipt of a Company Order requesting such action, authenticate Notes for original issuance in an aggregate principal amount at Stated Maturity not to exceed [$__________]. Such Company Order shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery.

         A Note shall not be valid or entitled to any benefit under this Indenture or obligatory for any purpose unless executed by the Company and authenticated by the manual signature of the Trustee as provided herein. The signature of an authorized officer of the Trustee shall be conclusive evidence, and the only evidence, that such Note has been authenticated and delivered under this Indenture.

         The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Notes. Unless limited by the status of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Any authenticating agent of the Trustee shall have the same rights and protections hereunder as any Registrar or Paying Agent.

         Section 2.3 Registrar and Paying Agent. The Company shall maintain, pursuant to Section 4.2 hereof, an office or agency where the Notes may be presented for registration of transfer or for exchange. The Company shall cause to be kept at such office a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes entitled to be registered or transferred as provided herein. The Trustee, at its Corporate Trust Office, is initially appointed "Registrar" for the purpose of registering Notes and transfers of Notes as herein provided and as "Paying Agent" for the payment of principal of (and premium, if any), and interest (including Additional Amounts, if any) on, the Notes. The Company may, upon prior written notice to the Trustee, change the designation of the Trustee as Registrar or Paying Agent and appoint another Person to act as Registrar or Paying Agent for purposes of this Indenture, except that for the purposes of Article III, Article XII and Sections 4.5 and 4.8, none of the Company, any Subsidiary and any Affiliate shall act as Paying Agent. If any Person other than the Trustee acts as Registrar, the Trustee shall have the right at any time, upon reasonable notice, to inspect or examine the Security Register and to make such inquiries of the Registrar as the Trustee shall in its discretion deem necessary or desirable in performing its duties hereunder.

         The Company shall enter into an appropriate agency agreement with any Person designated by the Company as Registrar or Paying Agent that is not a party to this Indenture, which agreement shall incorporate the provisions of the Trust Indenture Act and shall implement the provisions of this Indenture that relate to such Registrar or Paying Agent. Prior to the designation of any such Person, the Company shall, by written notice (which notice shall include the name and address of such Person), inform the Trustee of such designation. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

         Upon surrender for registration of transfer of any Note at an office or agency of the Company designated for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denomination or denominations, of like tenor and aggregate principal amount at Stated Maturity, all as requested by the transferor.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed, or be accompanied by a duly executed instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar, by the Holder thereof or such Holder's attorney duly authorized in writing.

         Section 2.4 Paying Agent to Hold Money in Trust. By 10:00 a.m., New York City time, on each due date of the principal, premium, or any payment of interest with respect to any Note, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal, premium or interest (including Additional Amounts, if any) when so becoming due.

         The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of principal, premium, and interest (including Additional Amounts, if any) with respect to the Notes, shall notify the Trustee of any default by the Company in making any such payment and at any time during the continuance of any such default, upon the written request of the Trustee, shall forthwith pay to the Trustee sums held in trust by such Paying Agent.

         The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent shall have no further liability for the money delivered to the Trustee.

         Section 2.5 Authorized Denominations. The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

         Section 2.6 Transfer and Exchange. A Holder may transfer a Note only upon the surrender of such Note for registration of transfer. No such transfer shall be effected until, and the transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer in the Security Register by the Registrar. When Notes are presented to the Registrar with a request to register the transfer of, or to exchange, such Notes, the

Registrar shall register the transfer or make such exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Notes at the Registrar's request. The Company shall not be required to (i) issue, register the transfer of, or exchange any Note during a period beginning at the opening of business 15 day before the days of the mailing of a notice of redemption and ending at the close of business on the date of such mailing, or (ii) register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of Notes being redeemed in part. No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer of Notes (other than in respect of exchanges and transfers pursuant to Sections 2.9, 3.6, 4.7, 4.8 and 9.6 hereof). All Notes issued upon any registration of transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Notes surrendered for such registration of transfer or exchange.

         Section 2.7 Replacement Notes. If any mutilated Note is surrendered to the Trustee, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Note, a new Note containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save either of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note containing identical provisions and of like principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section 2.7, the Company may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section 2.7 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.


         The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed lost or stolen Notes.

         Section 2.8 Outstanding Notes. Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section 2.8 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds such Note.

         If a Note is replaced pursuant to Section 2.7 hereof, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that such replaced Note is held by a bona fide purchaser.

         If the Paying Agent (other than the Company or an Affiliate of the Company) holds in trust, in accordance with this Indenture, on a Redemption Date or Maturity date money sufficient to pay all principal, premium, if any, and interest (including Additional Amounts, if any) payable on that date with respect to the Notes (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Notes (or such portions thereof) shall cease to be outstanding and interest on them shall cease to accrue interest.

         In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent or any amendment, modification or other change to this Indenture, Notes held or beneficially owned by the Company or by an Affiliate of the Company or by agents of any of the foregoing shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Notes which a Trust Officer has actual knowledge to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee such pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or an Affiliate of the Company or any of their agents.

         Section 2.9 Temporary Notes. Pending the preparation of definitive Notes, the Company may execute, and the Trustee shall authenticate upon receipt of a Company Order, temporary notes ("Temporary Notes") which are printed, lithographed, or otherwise produced, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations.

         If Temporary Notes are issued, the Company shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the Temporary Notes shall be exchangeable for definitive Notes upon surrender of the Temporary Notes to the Trustee, without charge to the Holder. Until so exchanged, Temporary Notes will evidence the same debt and will be entitled to the same benefits under this Indenture as the definitive Notes in lieu of which they have been issued.

         Section 2.10 Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange, purchase, payment or conversion. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, purchase, payment, cancellation or conversion and shall retain or destroy in accordance with its normal practice such canceled Notes unless the Company shall by Company Order otherwise direct. The Company may not issue new Notes to replace Notes it has redeemed or paid or that have been delivered to the Trustee for cancellation.

         Section 2.11  Payment of Interest; Interest Rights Preserved. The
Notes shall bear interest at the rate of _____% per annum from and including the Issue Date, or from and including the most recent Interest Payment Date to which Interest has been paid or duly provided for. Interest (including Additional Amounts, if any) on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, which shall be __________ or __________ , commencing __________, 1997 shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such interest payment, which shall be the __________ or __________ (whether or not a Business Day) immediately preceding such Interest Payment Date.

         Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the applicable Record Date, and, except as hereafter provided, such Defaulted Interest, and any interest payable on such Defaulted Interest, may be paid by the Company, at its election, as provided in clause (a) or (b) below:

                 (a) The Company may elect to make payment of any Defaulted Interest, and any interest payable on such Defaulted Interest, to the Persons in whose names the Notes are registered at the close of business on a date set as the record date (the "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on the Notes and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest (including Additional Amounts, if any) or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (a). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be sent, first class mail, postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

                 (b) The Company may make payment of any Defaulted Interest (including

Additional Amounts, if any), and any interest payable on such Defaulted Interest, on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section 2.11, each Note delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Note, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

         Section 2.12 Computation of Interest, etc. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months. Notwithstanding any other term of this Indenture, the Company shall not be obligated to pay any interest or other amounts in connection with this Indenture in excess of the amount or rate permitted under or consistent with applicable law.

         Section 2.13 Persons Deemed Owners. Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of, premium, if any, and interest (including Additional Amounts, if any) on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

         Section 2.14 CUSIP Numbers. The Company, in issuing the Notes, may use a "CUSIP" number for each series of Notes and, if so, the Trustee shall use the relevant CUSIP number in any notices of redemption to Holders as a convenience to such Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice of redemption or on the Notes and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers. The Company shall promptly notify the Trustee of any change in any CUSIP number used.

                                 ARTICLE III.


                                  REDEMPTION

         Section 3.1 Notice to Trustee. If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.7 and the Notes, it shall furnish an Officers' Certificate to the Trustee setting forth the Redemption Date, the principal amount of Notes to be redeemed and the Redemption Price. The Company shall give each such notice to the Trustee at least five days prior to the notice given to the Holders pursuant to Section 3.3 unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with any conditions to such redemption set forth herein and in the Notes.

         Section 3.2 Selection of Notes to be Redeemed. If less than all the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed on a pro rata basis, or by any other method which the Trustee deems to be fair and appropriate and which complies with any securities exchange or other applicable requirements, provided that the Trustee may select for redemption in part only Notes in denominations larger than $1,000. In selecting Notes to be redeemed pursuant to this Section 3.2, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper so that the principal amount of each Note to be redeemed shall be $1,000 or an integral multiple thereof, by increasing, decreasing or eliminating any amount less than $1,000 which would be allocable to any Holder. The Trustee in its discretion may determine the particular Notes (if there are more than one) registered in the name of any Holder which are to be redeemed, in whole or in part. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption. The Trustee shall notify the Company promptly of the Notes or portions of Notes to be redeemed.

         Section 3.3 Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall send a notice of redemption, first class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Security Register.

         The notice shall identify the Notes to be redeemed and shall state:

                 (a)  the Redemption Date;

                 (b) the Redemption Price (and shall specify the portion of such Redemption Price that constitutes the amount of accrued and unpaid interest to be paid, if any);

                 (c)  the name and address of the Paying Agent;

                 (d) that the Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;


                 (e) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date, a new Note or Notes in principal amount at Stated Maturity equal to the unredeemed portion will be issued;

                 (f) if fewer than all the outstanding Notes are to be redeemed, the identification and principal amounts of the particular Notes to be redeemed;

                 (g) the Conversion Price, the date on which the right to convert the Notes will terminate and the place or places where such Notes may be surrendered for conversion;

                 (h) that, unless the Company defaults in making the redemption payment, interest (including Additional Amounts, if any) on the Notes (or portions thereof) called for redemption shall cease to accrue on and after the Redemption Date;

                 (i) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed on such Notice or printed on the Notes;

                 (j) the paragraph of the Notes and the Section of this Indenture pursuant to which the Notes are being called for redemption; and

                 (k) any other information necessary to enable Holders to comply with the notice of redemption.

                  At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this
Section 3.3 in a timely manner; provided that the Company shall give the Trustee notice not less than five days prior to the notice given to Holders pursuant to
Section 3.3.

         Section 3.4 Effect of Notice of Redemption. Once notice of redemption is mailed, Notes called for redemption shall become due and payable on the Redemption Date and at the Redemption Price stated in such notice, plus interest and Additional Amounts, if any, accrued and unpaid on the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest (including Additional Amounts, if any) shall be payable to the Holder of the redeemed Note on the relevant Record Date; and provided, further, that if a Redemption Date is not a Business Day, payment shall be made on that next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day. Upon surrender to the Paying Agent, such Notes shall be paid at the Redemption Price stated in such notice. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.


         Section 3.5 Deposit of Redemption Price. On or prior to 10:00 a.m., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent (or, if the Company, one of its Subsidiaries or any of their Affiliates is the Paying Agent, the Paying Agent shall segregate and hold in trust for the benefit of the Holders) money, in federal or other immediately available funds, sufficient to pay the Redemption Price on all Notes to be redeemed on that date other than Notes or portions of Notes called for redemption on such date which have been delivered by the Company to the Trustee for cancellation and other than any Notes or portions of Notes called for redemption on such date which have been converted prior to such date.

         So long as the Company complies with the preceding paragraph and the other provisions of this Article III, interest (and Additional Amounts, if any) on the Notes to be redeemed on the applicable Redemption Date shall cease to accrue from and after such date and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment on the Redemption Date of the Redemption Price plus interest and Additional Amounts, if any, accrued and unpaid on the Redemption Date. If any Note called for redemption shall not be so paid upon surrender for redemption, then, from the Redemption Date until such principal is paid, interest shall be paid on the unpaid principal and, to the extent permitted by law, on any accrued but unpaid interest thereon, in each case at the rate prescribed therefor by such Notes.

         Section 3.6 Notes Redeemed in Part. Upon surrender and cancellation of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate and deliver to the surrendering Holder (at the Company's expense) a new Note equal in principal amount to the unredeemed portion of the Note surrendered and canceled, provided that each such Note shall be in a principal amount of $1,000 or an integral multiple thereof.

         Section 3.7 Optional Redemption. (a) The Notes will not be redeemable at the option of the Company prior to __________, 2000, except as provided in
Section 3.7(b). Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at a Redemption Price equal to the percentage of the principal amount at Stated Maturity set forth below if redeemed in the 12-month period beginning __________ of the years indicated:

                                          Redemption
                    Year                     Price
                    ----                  -----------

                    2000                         %
                    2001                         %
                    2002                         %

and thereafter at a Redemption Price equal to 100% of the principal amount, together in each case with accrued and unpaid interest (including Additional

Amounts, if any) to the Redemption Date (subject to the right of Holders of record on Record Dates to receive interest due on an Interest Payment Date).

                 (b) If, at any time, the Company is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Notes and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company, the Notes may be redeemed at the option of the Company, in whole but not in part, upon not less than 30 nor more than 60 days' notice given as provided in Section 13.2 hereof at a Redemption Price equal to the principal amount thereof, plus accrued and unpaid interest (including Additional Amounts, if any). The Company will also pay to holders on the Redemption Date any Additional Amounts payable in respect of the period ending on the Redemption Date. Prior to the publication of any notice of redemption pursuant to this provision, which in no event will be given earlier than 90 days prior to the earliest date on which the Company would be required to pay such Additional Amounts were a payment in respect of the Notes then due, the Company shall deliver to the Trustee an Officers' Certificate stating that (i) the obligation to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures and (ii) an Opinion of Counsel, not an employee of the Company and approved by the Trustee, to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Such notice, once delivered by the Company to the Trustee, will be irrevocable.

                                 ARTICLE IV.

                                  COVENANTS

         Section 4.1 Payment of Notes. The Company shall pay the principal of, premium, if any, and interest (including Additional Amounts, if any), on, the Notes on the dates and in the manner provided in the Notes and in this Indenture. Principal, premium and interest shall be considered paid on the date due if, on such date, the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal, premium and interest (including Additional Amounts, if any) then due.

         To the extent lawful, the Company shall pay interest on (i) any overdue principal of (and premium, if any, on) the Notes, at the interest rate borne on the Notes, plus 1% per annum, and (ii) Defaulted Interest (without regard to any applicable grace period) at the interest rate borne on the Notes, plus 1% per annum. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.5, Section 4.5 or Section 4.8 hereof, or otherwise.

         Section 4.2 Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be presented or surrendered for payment or conversion, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. As of the date hereof, the address of such agency is One State Street, New York, New York 10004. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee its agent to receive all presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

         Section 4.3 Money for the Note Payments to be Held in Trust. If the Company, any Subsidiary of the Company or any of their respective Affiliates shall at any time act as Paying Agent with respect to the Notes, such Paying Agent shall, on or before each due date of the principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto money sufficient to pay the principal (and premium, if any) and interest (including Additional Amounts, if any), so becoming due until such money shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents with respect to the Notes, it shall, prior to 10:00 a.m., New York City time, on each due date of the principal of (and premium, if any) or interest (including Additional Amounts, if any) on any of the Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) and interest (including Additional Amounts, if any), so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium and interest (including Additional Amounts, if any), and (unless such Paying Agent is the Trustee) the Paying Agent shall promptly notify the Trustee of the Company's action or failure so to act.

         Section 4.4 Corporate Existence. Subject to the provisions of Article V hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company.

         Section 4.5 Repurchase at the Option of Holders upon a Change of Control. (a) Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 principal amount at Stated Maturity or an integral multiple thereof) of such Holder's Notes pursuant to an irrevocable and unconditional offer described below (the "Change of Control Offer") at a purchase price (the "Change of Control Purchase Price") equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, and Additional Amounts, if any, thereof, to any Change of Control Payment Date.

                 (b) Within 15 days following any Change of Control, the Company or the Trustee (at the expense of the Company) shall send by first class mail, postage prepaid, a notice prepared by the Company to each Holder stating, among other things: (1) that a Change of Control Offer is being made pursuant to this section and that all Notes properly tendered will be accepted for payment;
(2) the Change of Control Purchase Price and the purchase date (the "Change of Control Payment Date"), which shall be no earlier than 30 days nor later than 40 days from the date such notice is mailed; (3) that any Notes or portions thereof not properly tendered will continue to accrue interest and Additional Amounts, if applicable, from and after the Change of Control Payment Date; (4) that Holders electing to have any Notes or portions thereof purchased pursuant to a Change of Control Offer will be required to surrender the Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;
(5) that Holders will be entitled to withdraw their election if the Payment Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount at Stated Maturity of Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes or portions thereof purchased; (6) that any Holder electing to have any Notes or portions thereof purchased pursuant to the Change of Control Offer must specify the principal amount at Stated Maturity which is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof, (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount at Stated Maturity to the unpurchased portion of the Note or Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; and (8) the instructions and any other information necessary to enable Holders to accept a Change of Control Offer or effect withdrawal of such acceptance.

                 (c) On the Change of Control Payment Date, the Company will
(1) accept for payment Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) irrevocably deposit with the Paying Agent by 10:00 a.m., New York City time, on such date, in immediately available funds, an amount equal to the Change of Control Purchase Price in respect of all Notes or portions thereof so tendered, including accrued and unpaid interest and Additional Amounts, as applicable, and (3) deliver, or cause to be delivered, to the Trustee the Notes so accepted together with an Officers' Certificate listing the Notes, and the certificates evidencing the Notes, or portions thereof tendered to the Company and accepted for payment. The Paying Agent shall promptly mail to each holder of Notes so accepted payment in an amount equal to the Change of Control Purchase Price for such Notes and the Trustee shall promptly authenticate and mail to each holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note shall be in a principal amount at Stated Maturity of $1,000 or any integral multiple thereof. The Company will announce publicly the results of a Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For purposes of this Section 4.5, the Trustee shall act as Paying Agent.

                 (d) Upon surrender and cancellation of a Note that is purchased in part pursuant to the Change of Control Offer, the Company shall promptly issue and the Trustee shall authenticate and deliver to the surrendering Holder of such Note, a new Note equal in principal amount to the unpurchased portion of such surrendered Note; provided that each such new Note shall be in a principal amount at Stated Maturity of $1,000 or an integral multiple thereof.

                 (e) The Company shall comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations, to the extent such laws and regulations are applicable, in connection with the repurchase of Notes pursuant to a Change of Control Offer.

         Section 4.6 Reports. Whether or not the Company is subject to Section 13(a) or Section 15(d) of the Exchange Act, or any successor provision thereto, the Company shall file with the Commission the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to Section 13(a) or Section 15(d) or any successor provision thereto if the Company were subject thereto, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required to file them. The Company shall also (whether or not it is required to file reports with the Commission), within 30 days of each Required Filing Date,
(i) transmit by mail to all holders of Notes, as their names and addresses appear in the Security Register without cost to such holders copies of all reports that the Company provides to its shareholders, and (ii) file with the Trustee, copies of the annual reports, quarterly reports and other documents (without exhibits) which the Company has filed or would have filed with the Commission pursuant to Section 13(a) or Section 15(d) of the Exchange Act, any successor provisions thereto or this covenant. The Company shall not be required to file any report with the Commission if the Commission does not permit such filing.

         Section 4.7 Compliance Certificate; Notice of Default or Event of Default. (a) The Company shall deliver to the Trustee within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate (which shall be signed by Officers satisfying the requirements of Section 314 of the Trust Indenture Act), stating whether or not, to the best knowledge of such Officers the Company has complied with all conditions and covenants under this Indenture without regard to any periods of grace, and, if the Company shall be in Default, specifying all such Defaults and the nature thereof of which such Officers may have knowledge.

                 (b) The Company shall deliver written notice to the Trustee within 5 days after becoming aware of (i) any Default or Event of Default or
(ii) any event of default or any default under any other mortgage, indenture or instrument evidencing the Indebtedness referred to in Section 6.1(e) hereof, describing such Default, Event of Default or other event of default or default, its status and what action the Company is taking or proposes to take with respect thereto.

         Section 4.8 Repurchase at the Option of Holders upon a Termination of Trading. (a) In the event of any Termination of Trading occurring after the Issue Date and on or prior to Maturity, each Holder of Notes will have the right, at such Holder's option, to require the Company to repurchase all or any part of such Holder's Notes on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Termination of Trading at a price (the "Repurchase Price") equal to 100 percent of the principal amount at Stated Maturity of such Notes, plus accrued and unpaid interest, if any, and Additional Amounts, if any, thereon to the Repurchase Date. On or prior to 10:00 a.m., New York City time on the Repurchase Date, the Company shall irrevocably deposit with the Trustee or a Paying Agent an amount of money sufficient to pay the Repurchase Price of the Notes which are to be repurchased on or promptly following the Repurchase Date.

                 (b) On or before the 15th day after the occurrence of a Termination of Trading, the Company, or the Trustee at the request and expense of the Company, shall send to each Holder by first class mail, postage prepaid, a notice prepared by the Company stating:

                           (i) that a Termination of Trading has occurred and that each Holder has the right to require a repurchase of such Holder's Notes, which repurchase right is made pursuant to this Section 4.8, and that all Notes properly tendered will be repurchased;

                           (ii) the Repurchase Price, and the Repurchase Date;

                           (iii) that any Notes or portions thereof not properly tendered will continue to accrue interest and accrue Additional Amounts, if applicable, and will continue to have conversion rights;

                           (iv) that, unless the Company defaults in the payment of the Repurchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the exercise of such repurchase right shall cease to accrue interest and Additional Amounts, if applicable, from and after the Repurchase Date and will cease to have any conversion rights;

                           (v) that any Holder electing to have any Notes or portions thereof repurchased pursuant to the exercise of such repurchase right will be required to surrender such Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of such Notes completed, to the Paying Agent at the address specified in the notice, prior to the close of business on the Repurchase Date;


                           (vi) that any Holder electing to have Notes purchased pursuant to such repurchase right must specify the principal amount at Stated Maturity that is being tendered for purchase, which principal amount must be $1,000 or an integral multiple thereof;

                           (vii) that any Holder of Notes whose Notes are being purchased only in part will be issued a new Note or Notes equal in principal amount at Stated Maturity to the unpurchased portion of the Note or Notes surrendered, which unpurchased portion will be equal in principal amount to $1,000 or an integral multiple thereof; and

                           (viii) the instructions and any other information necessary to enable any Holder to exercise such repurchase right or effect withdrawal of such exercise.

                 (c) To exercise the repurchase right, the Holder of a Note must deliver, on or before the close of business on the Repurchase Date, irrevocable written notice to the Paying Agent (or an agent designated by the Paying Agent for such purpose) and to the Trustee of the Holder's exercise of such right, together with the certificates evidencing the Notes with respect to which the right is being exercised, duly endorsed for transfer. Such written notice is irrevocable. The Company, or the Trustee at the Company's written request and expense, shall promptly send by first class mail, postage prepaid, to each Holder of Notes or portions thereof so accepted for payment, payment in an amount equal to the Repurchase Price for such Notes or portions thereof. The Company shall publicly announce the results of the exercises of repurchase rights upon a Termination of Trading on or as soon as practicable after the Repurchase Date. For purposes of this Section 4.8, the Trustee shall act as the Paying Agent.

                 (d) The Company will comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws or regulations to the extent such laws and regulations are applicable, in connection with the repurchase of the Notes pursuant to an offer to repurchase upon a Termination of Trading.

         Section 4.9 Payment of Additional Amounts. (a) Except to the extent required by law, any and all payments of, or in respect of, any Note shall be made free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto imposed by Bermuda, or any other jurisdiction under the laws of which the Company is organized ("Other Jurisdiction") or any political subdivision of or any taxing authority in Bermuda or in any Other Jurisdiction ("Bermudian Taxes" or "Other Taxes," respectively). If the Company shall be required by law to withhold or deduct any Bermudian Taxes or Other Taxes from or in respect of any sum payable under a Note, the sum payable by the Company, as the case may be, thereunder shall be increased by the amount ("Additional Amounts") necessary so that after making all required withholdings and deductions, the Holder shall receive an amount equal to the sum that it would have received had no such withholdings and deductions been made; provided that any such sum shall not be paid in respect of any of the following Bermudian Taxes or Other Taxes to a Holder (an "Excluded Holder") (i) any tax, withholding, assessment or other governmental charge which would not have been imposed but for (x) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such

Holder, if such Holder is an estate, trust, partnership or corporation) and Bermuda or Other Jurisdiction including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having had a permanent establishment therein or (y) the presentation of a Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (ii) any estate, inheritance, gift, sale, transfer or personal property tax; (iii) any tax, assessment or other governmental charge that is withheld by reason of the failure by the Holder or the beneficial owner of the Note to comply timely with a reasonable request in writing of the Company
(A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing or domicile jurisdiction as a precondition to exemption from or reduction of all or part of such tax, assessment or other governmental charge; provided, however, that this clause (iii) shall not apply to the Company's obligation to pay Additional Amounts if the completing and filling of the information described in (A) above or the declaration or other claim described in (B) above would be materially more onerous in form, in procedure or in substance of information disclosed, in comparison to the information reporting requirements imposed under U.S. tax law with respect to Forms 1001, W-8 and W-9; or (iv) any combination of items (i), (ii), and (iii) above; nor shall Additional Amounts be paid with respect to any payment of the principal of, or any interest on, any Note to any Holder who is not the sole beneficial owner of such Note or is a fiduciary or partnership, but only to the extent that a beneficial owner, a beneficiary or a settlor with respect to a fiduciary or a member of the partnership would not have been entitled to the payment of the Additional Amount had the beneficial owner, beneficiary, settlor or member of such partnership received directly its beneficial or distributive share of the payments.

                 (b) At least 30 days prior to each date on which any payment under or with respect to the Notes is due and payable, if the Company will be obligated to pay Additional Amounts with respect to such payment, the Company will deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable and the amounts so payable and will set forth such other information necessary to enable such Trustee to pay such Additional Amounts to Holders on the payment date.

                 (c) The Company will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, in respect of the creation, issue and offering the Notes payable in Bermuda, the United States or any political subdivision thereof or taxing authority of or in the foregoing. The Company will also pay and indemnify the Trustee and the Holders of the Notes from and against all court fees and taxes or other taxes and duties, including interest and penalties, paid by any of them in any jurisdiction in connection with any action permitted to be taken by the Trustee or the Holders to enforce the obligations of the Company under the Notes or this Indenture.

                                  ARTICLE V.

                 CONSOLIDATION, MERGER, CONVEYANCE, LEASE OR TRANSFER

         Section 5.1 Merger, Consolidation or Sale of Assets. The Company will not, in any transaction or series of transactions, merge or consolidate with or into, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of its Properties and assets as an entirety to, any Person or Persons, and the Company will not permit any of its Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in a sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Properties and assets of the Company, to any other Person or Persons, unless at the time of and after giving effect thereto:

                  (a) either (i) if the transaction or series of transactions is a merger or consolidation, the Company shall be the surviving Person of such merger or consolidation, or (ii) the Person formed by such consolidation or into which the Company is merged or to which the Properties and assets of the Company are transferred (any such surviving Person or transferee Person being the "Surviving Entity") (A) shall be a corporation organized and existing under the laws of Bermuda, the United States of America, any state thereof or the District of Columbia or any country that is a full member of the European Community, (B) shall expressly assume by a indenture supplemental hereto executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all the obligations of the Company under the Notes and the Indenture and (C) shall have provided for conversion rights described in Article XI; and

                  (b) immediately after giving effect to such transaction or series of related transactions, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

         In connection with any consolidation, merger, sale, assignment, conveyance, lease, transfer of assets or other transactions contemplated by this
Section 5.1, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, lease, transfer or other transaction and any supplemental indenture in respect thereto comply with this
Article V and that all conditions precedent herein provided for relating to such transactions have been complied with (all of the foregoing, a "Permitted Merger").


         Section 5.2 Successor Corporation Substituted. Upon any Permitted Merger, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company hereunder and the Notes with the same effect as if such Surviving Entity had been named as the Company herein; and when a Surviving Person duly assumes all of the obligations and covenants of the Company pursuant hereto and the Notes, the predecessor Company shall be relieved of all such obligations.

         In the case of any such substitution, merger, sale, transfer, conveyance or other disposal, such changes in phraseology and form (and in substance) may be made in the Notes to be issued as may be appropriate.

                                 ARTICLE VI.

                            DEFAULTS AND REMEDIES

         Section 6.1 Events of Default. Each of the following is an "Event of Default" under the Indenture (except where otherwise expressly indicated):

                  (a) default in the payment of interest (or Additional Amounts, if any) on any Note issued pursuant to the Indenture when the same becomes due and payable, and the continuance of such default for a period of 30 days;

                  (b) default in the payment of the principal of (or premium, if any, on) any Note issued pursuant to the Indenture at its Maturity, upon optional redemption, required repurchase (including pursuant to a Change of Control Offer or a repurchase offer upon a Termination of Trading) or otherwise or the failure to make an offer to purchase any Note as required;

                  (c) the Company fails to perform or comply with the provisions described in Section 4.5, 4.8 or Article V hereof;

                  (d) default in the performance, or breach, of any covenant of the Company in the Indenture (other than a covenant addressed in clauses (a), (b) or (c) above) and continuance of such Default or breach for a period of 30 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25 percent of the aggregate principal amount at Stated Maturity of the outstanding Notes;

                  (e) the principal amount of any Indebtedness of the Company is not paid when due within the applicable grace period, if any, or such Indebtedness is accelerated by the holders thereof and, in either case, the principal of such unpaid or accelerated Indebtedness exceeds $15 million and such acceleration is not rescinded or such Indebtedness is not paid or discharged within 30 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by Holders of at least 25 percent of the aggregate principal amount at Stated Maturity of the outstanding Notes;

                  (f) the entry by a court of competent jurisdiction of one or more final judgments against the Company in an uninsured or unindemnified aggregate amount in excess of $15 million which is not discharged, waived, appealed, stayed, bonded or satisfied for a period of 60 consecutive days; or

                  (g) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Material Subsidiary of the Company in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law, including Bermuda law or the law of any Other Jurisdiction or (ii) a decree or order adjudging the Company or any Material Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Company or any Material Subsidiary of the Company under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency, or similar law, including Bermuda law or the law of any Other Jurisdiction, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Material Subsidiary of the Company or of any substantial part of the Property or assets of the Company or any Material Subsidiary of the Company, or ordering the winding-up or liquidation of the affairs of the Company or any Material Subsidiary of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (h) (i) the commencement by the Company or a Material Subsidiary of a voluntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency or other similar law (including Bermuda law or the law of any Other Jurisdiction) or of any other case or proceeding to be adjudicated a bankrupt or insolvent; or (ii) the consent by the Company or any Material Subsidiary to the entry of a decree or order for relief in respect of the Company or any Material Subsidiary in an involuntary case or proceeding under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law (including Bermuda law or the law of any Other Jurisdiction) or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any Material Subsidiary, or (iii) the filing by the Company or any Material Subsidiary of a petition or answer or consent seeking reorganization or relief under United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar law (including Bermuda law or the law of any Other Jurisdiction); or
(iv) the consent by the Company or any Material Subsidiary to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Material Subsidiary or of any substantial part of the Property or assets of the Company or any Material Subsidiary, or the making by the Company or any Material Subsidiary of an assignment for the benefit of creditors; or (v) the admission by the Company or any Material Subsidiary in writing of its inability to pay its debts generally as they become due; or (vi) the taking of corporate action by the Company or any Material Subsidiary in furtherance of any such action; provided, however, that a Material Subsidiary shall have 90 days from the occurrence of the action constituting an event of default pursuant to this
Section 6.1(h) to cure such default.

                  Section 6.2 Acceleration. If any Event of Default (other than an Event of Default specified in Section 6.1(g) or Section 6.1(h) hereof with respect to the Company) occurs and is continuing, then and in every such case, the Trustee by a notice in writing to the Company, or the Holders of not less than 25 percent of the aggregate principal amount at Stated Maturity of the outstanding Notes by a notice in writing to the Company and the Trustee, may declare the Default Amount, premium, if any, and any accrued and unpaid interest (and Additional Amounts, if any) on all Notes then outstanding to be immediately due and payable. Upon any such declaration, such Default Amount, premium, if any, and any accrued and unpaid interest (and Additional Amounts, if any) on all Notes then outstanding will become and be immediately due and payable. If an Event of Default specified in Section 6.1(g) or Section 6.1(h) hereof occurs with respect to the Company, the Default Amount, premium, if any, and any accrued and unpaid interest (and Additional Amounts, if any) on all Notes then outstanding shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Notes. In the event of a declaration of acceleration because an Event of Default set forth in Section 6.1(e) hereof has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to Section 6.1(e) hereof shall be remedied, or cured or waived by the holders of the relevant Indebtedness within 60 days after such event of default; provided that no judgment or decree for the payment of the money due on the Notes has been obtained by the Trustee as hereinafter in this Article VI provided. The "Default Amount" of each Note as of any particular date shall equal 100 percent of the principal amount at Stated Maturity thereof.

         At any time after a declaration of acceleration with respect to Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article VI provided, the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if,

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (i)  all overdue installments of interest and
Additional Amounts, if any, on all Notes,

                           (ii) the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and interest (and Additional Amounts, if any) thereon at the rate or rates prescribed therefor in the Notes and this Indenture,

                           (iii) to the extent that payment of such interest is lawful, interest on the Defaulted Interest (and Additional Amounts, if any) at the rate prescribed therefor in the Notes and this Indenture, and

                           (iv) all moneys paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.7 hereof; and

                  (b) all Events of Default with respect to the Notes, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived by the Holders as provided herein.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

         Section 6.3 Other Remedies. The Company covenants that if an Event of Default specified in Section 6.1(a) or Section 6.1(b) occurs the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders, the whole amount then due and payable on the Notes for principal (and premium, if any), accrued and unpaid interest and Additional Amounts, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon Defaulted Interest, at the rate or rates prescribed therefor in such Notes; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to Section 7.7 hereof.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of, or pursue any available remedy under this Indenture or otherwise to collect, the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property and assets of the Company or any other obligor upon such Notes, wherever situated.

         If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.4 Waiver of Existing Defaults. The Holders of a majority in aggregate principal amount at Stated Maturity of the Notes then outstanding by notice to the Trustee may on behalf of the

Holders of all the Notes waive any existing Default or Event of Default and its consequences under this Indenture except (a) a continuing Default or Event of Default in the payment of interest (and Additional Amounts, if any) on, premium, if any, on or the principal of, the Notes or (b) in respect of a covenant or provision hereof which under Section 9.2 hereof cannot be modified or amended without the consent of the Holder of each outstanding Note affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.5 Control by Majority. The Holders of not less than a majority in aggregate principal amount at Stated Maturity of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of other Holders and would not subject the Trustee to personal liability, it being understood that (subject to Section 7.1 hereof) the Trustee shall have no duty to ascertain whether or not such directions are unduly prejudicial to such Holders, and

                  (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 6.6 Limitation on Suits. No Holder of Notes shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

                  (b) the Holders of not less than 25 percent in aggregate principal amount at Stated Maturity of the outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee security or indemnity satisfactory to the Trustee in its reasonable discretion against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Notes;

in any event, it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of Notes.

         Section 6.7 Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of (premium, if any) and interest (and Additional Amounts, if any) on the Notes held by such Holder, on or after the respective due dates expressed in the Notes or the Redemption Dates or purchase dates provided for herein or therein, or to bring suit for the enforcement of any such payment on or after such respective dates, shall be absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

         Section 6.8 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under United States bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Notes or the Property and assets of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Notes shall then be due and payable as therein expressed or by declaration or otherwise or irrespective of whether the Trustee or any Holder shall have made any demand on the Company for the payment of overdue principal or interest or performed any other act pursuant to the provisions of this Article) shall be entitled and empowered, by intervention in such proceeding or otherwise, (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest (and Additional Amounts, if any) owing and unpaid in respect of the Notes, to file such other papers or documents and to take such other actions, including participating as a member or otherwise in any official committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee pursuant to
Section 7.7 hereof) and of the Holders allowed in such judicial proceeding, (ii) unless prohibited by applicable law and regulations to vote on behalf of the Holders of the Notes in any election of a trustee or standby trustee in an arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or Person performing similar actions in comparable proceedings, and
(iii) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7 hereof. Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         In any proceedings brought by the Trustee (and any proceedings involving the interpretation of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such proceedings.

         Section 6.9 Priorities. Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (premium, if any), interest or Additional Amounts, if any, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under
Section 7.7 hereof;

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) or interest and Additional Amounts, if any, on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest or Additional Amounts, if any, respectively; and

         THIRD: To the Company or as a court of competent jurisdiction shall decide.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.9. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states such record date, the payment date and amount to be paid. The Trustee may mail such notice in the name and at the expense of the Company.

         Section 6.10 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigation in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10 percent in principal amount at Stated Maturity of the outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest or Additional Amounts, if any, on any Note on or after its Stated Maturity.

         Section 6.11  Waiver of Usury, Stay or Extension Laws. The Company
(to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waive all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.12 Trustee May Enforce Claims Without Possession of the Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

         Section 6.13 Restoration of Rights and Remedies. If the Trustee or any Holder of Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 6.14 Rights and Remedies Cumulative. Except as otherwise provided in Section 2.7 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.15 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                 ARTICLE VII.

                                   TRUSTEE

         Section 7.1 Duties of Trustee. (a) If an Event of Default known to the Trustee has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and shall use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default known to the Trustee: (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that in the case of any such certificates or opinions that by any provision of this Indenture are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, provided that: (i) this paragraph (c) shall not limit the effect of paragraph (b) of this Section 7.1; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section
6.5 hereof.

                  (d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

                  (e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VII and to the provisions of the Trust Indenture Act.

         Section 7.2 Rights of Trustee. (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on any Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any such agent; provided that such agent was appointed with due care by the Trustee.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided that the Trustee's conduct does not constitute willful misconduct or negligence.

                  (e) The Trustee shall not be charged with knowledge of any Default or Event of Default under Sections 6.1(c), 6.1(d), 6.1(e), 6.1(f), 6.1(g) or 6.1(h) hereof (provided that the Trustee shall comply with the automatic stay provisions of United States bankruptcy laws) or of the existence of any Change of Control or Termination of Trading unless either (i) a Trust Officer shall have actual knowledge thereof, or (ii) the Trustee shall have received notice thereof in accordance with Sections 4.7 and 13.2 hereof from the Company or in accordance with Section 13.2 hereof from any Holder of Notes.

                  (f) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                  (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

                  (h) The Trustee shall be under no obligation to exercise any of the rights or powers vested by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         Section 7.3 Individual Rights of Trustee. The Trustee, any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Registrar hereunder, as the case may be; provided that the Trustee must in any event comply with Section 7.10 and Section 7.11 hereof.

         Section 7.4 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Company in this Indenture, including the recitals contained herein, or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         Section 7.5 Notice of Defaults. Within 90 days after the occurrence of any Default hereunder with respect to the Notes which is known by a Trust Officer, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder, unless such Default shall have been cured or waived; provided that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest or Additional Amounts, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Trust Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of Holders.

         Section 7.6 Preservation of Information; Reports by Trustee to Holders. (a) The Company shall furnish or cause to be furnished to the Trustee:

                           (i) semiannually, not less than 10 days prior to each Interest Payment Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the Record Date immediately preceding such Interest Payment Date, and

                           (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Registrar for the Notes, no such list need be furnished with respect to the Notes.

                  (b) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.6(a) hereof and the names and addresses of Holders received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.6(a) hereof upon receipt of a new list so furnished.

                  (c) Holders may communicate as provided in Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Notes.

                  (d) Each Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section 7.6, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section 7.6.

                  (e) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit by mail to all Holders of Notes, a brief report dated as of such May 15 if and to the extent required under Section 313(a) of the Trust Indenture Act.

                  (f) The Trustee shall comply with Sections 313(b) and 313(c) of the Trust Indenture Act.

                  (g) A copy of each report described in Section 7.6(e) hereof shall, at the time of its transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which the Notes are then listed, with the Commission and also with the Company. The Company shall promptly notify the Trustee of any securities exchange upon which the Notes are listed.

         Section 7.7 Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.

         The Company shall indemnify the Trustee for, and hold it harmless against, any and all loss, liability or expense (including reasonable attorneys' fees) arising out of or incurred by it in connection with the acceptance or administration of the trust created by this Indenture and the performance of its duties hereunder, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall assume the defense of any such claim at the Company's expense with counsel satisfactory to the Trustee and the Trustee shall cooperate in the defense of such claim. If such counsel is not satisfactory to the Trustee, the Company agrees to pay the reasonable costs, expenses and fees of counsel retained to represent Trustee. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

         The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct or negligence.

         To secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of, premium, if any, and interest (including Special Interest, if any) on, particular Notes.

         The Company's payment obligations pursuant to this Section 7.7 shall survive the resignation or removal of the Trustee and discharge of this Indenture. Subject to any other rights available to the Trustee under applicable bankruptcy law, when the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(g) or Section 6.1(h) hereof, the expenses are intended to constitute expenses of administration under bankruptcy law.

         Section 7.8 Replacement of Trustee. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article VII shall become effective until the acceptance of appointment by the successor Trustee under this Section 7.8.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Notes, delivered to the Trustee and to the Company.

                  (d) If at any time:

                           (i) The Trustee shall fail to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of Section 310(b) of the Trust Indenture Act; or

                           (ii) The Trustee shall cease to be eligible under
         Section 7.10 hereof and shall fail to resign after written request therefor by the Company or by any such Holder; or


                           (iii) The Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its Property and assets or affairs, or any public officer shall take charge or control of the Trustee or of its Property and assets or affairs for the purpose of rehabilitation, conservation, winding up or liquidation; or

                           (iv) The Trustee shall commence a voluntary case under the United States bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its Property and assets or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to the Notes, or (ii) subject to Section 6.10 hereof, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Notes.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by the Holders of a majority in aggregate principal amount at Stated Maturity of the outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with this Section 7.8, become the successor Trustee and to that extent replace any successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and shall have accepted appointment in the manner hereinafter provided, any Holder that has been a bona fide Holder of a Note for at least six months may, subject to Section 6.10 hereof, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such resignation, removal and appointment by first class mail, postage prepaid, to the Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

                  (g) In the event of an appointment hereunder of a successor Trustee, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, and duties of the retiring Trustee but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges and all other amounts then due it under Section 7.7 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all Property and money held by such former Trustee hereunder, subject to its Lien, if any, provided for in Section 7.7 hereof.

                  (h) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Section 7.8(g) hereof.

                  (i) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VII and under the Trust Indenture Act.

         Section 7.9 Successor Trustee by Merger. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article VII and under the Trust Indenture Act, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In the event that any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

         Section 7.10 Eligibility; Disqualification. There shall at all times be a Trustee hereunder which shall be

                           (i) a corporation organized and doing business under

         the laws of the United States of America, any State or Territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority, or

                           (ii) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000.

         If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible to serve as Trustee hereunder pursuant to the provisions of this Section 7.10, it shall resign immediately in the manner and with the effect specified in this Article VII.

         The Indenture shall always have a Trustee which satisfies the requirements of Section 310(a)(1), (2), and (5) of the Trust Indenture Act. If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the penultimate paragraph of Section 310(b) of the Trust Indenture Act.

         Neither the Company, any Subsidiary nor any Affiliate of the Company shall serve as Trustee hereunder.

         Section 7.11  Preferential Collection of Claims Against Company.
The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated therein.

                                ARTICLE VIII.

                                  DEFEASANCE

         Section 8.1 Company's Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option, at any time, to have Section
8.2 or Section 8.3 hereof applied to the outstanding Notes (in whole and not in part) upon compliance with the conditions set forth below in this Article VIII, such election shall be evidenced by a Board Resolution delivered to the Trustee.

         Section 8.2 Defeasance and Discharge. Upon the Company's exercise of its option to have this Section 8.2 applied to the outstanding Notes (in whole and not in part), the Company shall be deemed to have been discharged from its obligations with respect to such Notes as provided in this Section 8.2 on and after the date the conditions set forth in Section 8.4 hereof are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Notes and the Company shall be deemed to have satisfied all their other obligations under such Notes and this Indenture (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder:

                  (a) the rights of Holders of such Notes to receive, solely from the trust fund described in Section 8.4 hereof and as more fully set forth in such Section 8.4 payments in respect of the principal of and any premium and interest (and Additional Amounts, if any) on such Notes when payments are due,

                  (b) the Company's obligations with respect to such Notes under Sections 2.6, 2.7, 2.9, 4.2, 4.3, 4.4 and 10.3 hereof,

                  (c) the rights, powers, trusts, duties and immunities of the Trustee under this Indenture,

                  (d) Article III hereof,

                  (e) this Article VIII, and

                  (f) Article XI hereof.

                  Subject to compliance with this Article VIII, the Company may exercise its option to have this Section 8.2 applied to the outstanding Notes (in whole and not in part) notwithstanding the prior exercise of its option to have Section 8.3 hereof applied to such Notes.

         Section 8.3 Covenant Defeasance. Upon the Company's exercise of its option to have this Section 8.3 applied to the outstanding Notes (in whole and not in part), (i) the Company shall be released from its obligations under
Section 4.5, Section 4.6, Section 4.8 and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.1 hereof, (ii) the occurrence of any event specified in Section 6.1(c) or Section 6.1(d) hereof, with respect to any of Section 4.5, Section 4.6, Section 4.8 and any covenant added to this Indenture subsequent to the Issue Date pursuant to Section 9.1 hereof, shall be deemed not to be or result in an Event of Default, in each case with respect to such Notes as provided in this Section 8.3 on and after the date the conditions set forth in Section 8.4 hereof are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to extent so specified in the case of Sections 6.1(c) and 6.1(d) hereof), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document; but the remainder of this Indenture and such Notes shall be unaffected thereby.

         Section 8.4 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 8.2 or
Section 8.3 hereof to the outstanding Notes:

                  (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to the benefits of the Holders of such Notes, (i) money in an amount, or
(ii) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any installment of interest (including Additional Amounts, if any) on, such Notes at the Stated Maturity thereof, in accordance with the terms of this Indenture and such Notes.

                  (b) In the event of an election to have Section 8.2 hereof apply to the outstanding Notes, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (ii) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Notes will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

                  (c) In the event of an election to have Section 8.3 hereof apply to the outstanding Notes, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Notes will not recognize gain or loss for applicable Federal, Bermudian and Other Jurisdiction income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Notes and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

                  (d) No Default or Event of Default with respect to the

outstanding Notes shall have occurred and be continuing at the time of such deposit after giving effect thereto and no Default or Event of Default under
Section 6.1(g) or 6.1(h) shall have occurred and be continuing on or prior to the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 91st day).

                  (e) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming for the purpose of this clause (e) that all Notes are in default within the meaning of such Act).

                  (f) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or cause a default under, any other agreement or instrument to which the Company or any Guarantor, if any, is a party or by which it is bound.

                  (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (h) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

                  (i) Subject to no Holders being "insiders" of the Company, as such term is defined in Section 101(31) under Title 11 of the United States Code, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

                  (j) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Notes over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

         Section 8.5  Deposited Money and U.S. Government Obligations to be
Held in Trust; Miscellaneous Provisions". All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.4 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any such Paying Agent as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Notes.

         Anything in this Article VIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Order any money or U.S. Government Obligations held by it as provided in Section 8.4 hereof which, in the opinion of a nationally recognized firm of independent public accounts expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would the be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to the outstanding Notes.

         Section 8.6 Reinstatement. If the Trustee or Paying Agent is unable to apply any money in accordance with this Article VIII with respect to any Notes by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application then the obligations under this Indenture and such Notes from which the Company has been discharged or released pursuant to Section 8.2 or 8.3 hereof shall be revived and reinstated as though no deposit has occurred pursuant to this Article VIII with respect to such Notes, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 8.5 hereof with respect to such Notes in accordance with this Article VIII; provided that if the Company makes any payment of principal of or any premium, interest or Additional Amounts, if any, on any such Note following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Notes to receive such payment from the money so held in trust.

                                 ARTICLE IX.

                                 AMENDMENTS

         Section 9.1 Without Consent of Holders. The Company and the Trustee may, at any time, and from time to time, without notice to or consent of any Holders of Notes, enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the Company in this Indenture and the Notes; or

                  (b) to add to the covenants of the Company, for the benefit of the Holders of all of the Notes, surrender any right or power herein conferred upon the Company by this Indenture; or

                  (c) to add any additional Events of Default; or

                  (d) to provide for uncertificated Notes in addition to or in place of certificated Notes; or

                  (e) to evidence and provide for the acceptance of appointment hereunder of a successor Trustee; or


                  (f) to cure any ambiguity herein, or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof or to add any other provisions with respect to matters or questions arising under this Indenture; provided that such actions shall not adversely affect the interests of the Holders of Notes in any material respect; or

                  (g) to secure the Notes; or

                  (h) to make provisions with respect to the conversion rights of Holders pursuant to the requirements of Section 11.4 or Section 11.11 hereof; or

                  (i) to comply with the requirements of the Commission in order to effect or maintain qualification of this Indenture under the Trust Indenture Act.

         Section 9.2 With Consent of Holders. With the consent of the Holders of not less than a two-thirds majority in aggregate principal amount of the outstanding Notes, by Act of said Holders delivered to the Company, and the Trustee, the Company and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders; provided that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note:

                  (a) change the Stated Maturity of the principal of, or any installment of interest or Additional Amounts, if any, on, any Note, or reduce the principal amount at Stated Maturity thereof (or any premium, if any), or the interest (including Additional Amounts, if any) thereon, that would be due and payable upon Stated Maturity thereof, or reduce the Default Amount that would be due and payable upon Stated Maturity thereof, or change the place of payment where, or the coin or currency in which, any Note or any premium or interest (including Additional Amounts, if any) thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof; or

                  (b) reduce the percentage in principal amount of the outstanding Notes the consent of whose Holders is necessary for any such supplemental indenture or required for any waiver of compliance with certain provisions of this Indenture or Defaults hereunder; or

                  (c) modify any of the provisions of Section 6.4 hereof, except to increase any percentage set forth therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby; or

                  (d) subordinate in right of payment, or otherwise subordinate, the Notes to any other Indebtedness other than Senior Indebtedness; or


                  (e) modify any of the provisions of this Section 9.2, except to increase any percentage set forth herein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Note affected thereby; or

                  (f) make any change in the provisions of Article X, which would adversely affect the Holders of the Notes;

                  (g) adversely affect the rights of the Holders of the Notes to convert such Notes; or

                  (h) modify the obligations of the Company to make offers to purchase Notes upon a Change of Control or upon a Termination of Trading.

         It shall not be necessary for any Act of Holders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.3 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.4 Compliance with Trust Indenture Act. Every amendment or supplement to this Indenture or the Notes shall comply with the Trust Indenture Act as then in effect.

         Section 9.5 Revocation and Effect of Consents and Waivers. A consent to an amendment, supplement or a waiver by a Holder of a Note shall bind the Holder and every subsequent Holder of such Note or portion of such Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent or waiver is not made on such Note; provided that any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Note or portion of such Note if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver become effective. After an amendment, supplement or waiver becomes effective pursuant to this Article IX, it shall bind every Holder.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

         Section 9.6 Notation on or Exchange of Notes. If a supplemental indenture changes the terms of a Note, the Trustee may require the Holder thereof to deliver such Note to the Trustee. The Trustee may place an appropriate notation on such Note regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for such Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment of supplement.

         Section 9.7 Trustee to Execute Supplemental Indentures. The Trustee shall execute any supplemental indenture authorized pursuant to this Article IX if such supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but shall not be required to, execute such supplemental indenture. In executing any supplemental indenture, the Trustee shall be entitled to received indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1 hereof) shall be fully protected in relying upon, an Officers' Certificate (which need only cover the matters set forth in clause (a) below) and an Opinion of Counsel provided by the Company stating that:

                  (a) such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution, delivery and performance of such supplemental indenture have been satisfied;

                  (b) the Company has all necessary corporate power and authority to execute and deliver the supplemental indenture and that the execution, delivery and performance of such supplemental indenture has been duly authorized by all necessary corporate action of the Company;

                  (c) the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) this Indenture, (ii) the charter documents and by-laws of the Company, or (iii) any material agreement or instrument to which the Company is subject;

                  (d) to the best knowledge and belief of legal counsel writing such Opinion of Counsel, the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of any of the terms, conditions or provisions of (i) any law or regulation applicable to the Company, or (ii) any material order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company;

                  (e) such supplemental indenture has been duly and validly executed and delivery by the Company, and this Indenture together with such supplemental indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general equitable principles; and

                  (f) this Indenture together with such amendment or supplement complies with the Trust Indenture Act.

         Section 9.8 Solicitation of Consents. Neither the Company nor any of its Subsidiaries nor any of their Affiliates shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fees or otherwise, to any Holders of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes, unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

                                  ARTICLE X.

                            SUBORDINATION OF NOTES

         Section 10.1 Notes Subordinated to Senior Indebtedness. The Company covenants and agrees, and each Holder of a Note, by acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth and except as otherwise set forth in this Article, the Indebtedness represented by the Notes and this Indenture and the payment of the principal of and premium, if any, and interest (including Additional Amounts, if any) on each and all of the Notes and of any amounts due in respect of any Notes and this Indenture, are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         Section 10.2 Payment Over of Proceeds Upon Dissolution, etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding, relative to the Company or to its creditors, as such, or to a substantial part of its assets, or (b) any proceeding for the liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Notes are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of or premium, if any, or interest (including Additional Amounts, if any) on the Notes and on account of any amounts due in respect of any Notes, and to that end until the Senior Indebtedness is paid in full the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes, which may be payable or deliverable in respect of the Notes in any such case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company.

         In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Note shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, has been made known to a Trust Officer of the Trustee in writing or such Holder, as the case may be, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include securities of the Company or other Person as reorganized or readjusted, or securities of the Company or any other Person which are Capital Stock or subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its Properties and assets substantially as an entirety to another person upon the terms and conditions set forth in Article V shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshaling of assets and liabilities of the Company for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article V.

         Section 10.3 Prior Payment to Senior Indebtedness upon Acceleration of Notes. In the event that any Notes are declared due and payable before their Stated Maturity, then and in such event the holders of Senior Indebtedness outstanding at the time such Notes so become due and payable shall be entitled to receive payment in full in cash of all amounts due on or in respect of such Senior Indebtedness before the Holders of the Notes are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes) by the Company on account of the principal of or premium, if any, or interest (including Additional Amounts, if any), on or other amounts due in respect of, the Notes or on account of the purchase or other acquisition of Notes, except for payments in Capital Stock or securities which are subordinated in right of payment to all Senior Indebtedness, which may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Notes are so subordinated, as provided in this Article.

         In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Trust Officer of the Trustee in writing, or such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 10.2 would be applicable.

         Section 10.4 No Payment When Senior Indebtedness in Default. (a) In the event (i) and during the continuation of any default in the payment of principal of, premium, if any, on, interest, if any, on, or other amounts due in respect of, any Senior Indebtedness, whether at the date of a required payment, maturity, upon mandatory prepayment, redemption or otherwise, or (ii) that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable unless and until such event of default shall have been cured or waived in writing or shall have ceased to exist and such acceleration shall have been rescinded or annulled or if any judicial proceeding is pending with respect to such event of default with respect to the Senior Indebtedness, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Notes) shall be made by the Company on account of the principal of, premium, if any, interest (including Additional Amounts, if any) on, or other amounts due in respect of, the Notes or on account of the purchase, redemption or other acquisition of Notes, except for payments in Capital Stock or securities which are subordinated in right of payment to all Senior Indebtedness, which may at the time be outstanding, to substantially the same extent as, or to a greater extent than, the Notes are so subordinated, as provided in this Article.

                  (b) In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Note prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to a Trust Officer of the Trustee in writing, or to such Holder, as the case may be, then and in such event such payment shall be paid over and delivered forthwith to the Company.

         The provisions of this Section shall not apply to any payment with respect to which Section 10.2 would be applicable.

         Section 10.5 Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Notes shall prevent
(a) the Company, at any time except during the pendency of any insolvency or bankruptcy case, proceeding, dissolution, liquidation, or other winding up, assignment for the benefit of creditors or other marshaling of assets and liabilities of the Company referred to in Section 10.2 or under the conditions described in Section 10.3 or 10.4, from making payments at any time of principal of and premium, if any, or interest (including Additional Amounts, if any) on the Notes, or other amounts due in respect of the Notes, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of, premium, if any, or interest (including Additional Amounts, if any) on, or other amounts due in respect of, the Notes or retention of such payment by the Holders, if, at the time of such application by the Trustee, a Trust Officer did not have knowledge that such payment would have been prohibited by the provisions of this Article.

         Section 10.6 Subrogation to Rights of Holders of Senior Indebtedness. Subject to the prior payment in full of all amounts due on or in respect of Senior Indebtedness, the Holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior

Indebtedness pursuant to the provisions of this Article to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of, premium, if any, on, interest (including Additional Amounts, if any) on, and any other amounts due in respect of, the Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Notes or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Notes or the Trustee, shall, as among the Company its creditors other than holders of Senior Indebtedness and the Holders of the Notes, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         Section 10.7 Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Notes on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall
(a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Notes, the obligation of the Company which is absolute and unconditional, to pay to the Holders of the Notes, the principal of, premium, if any, on, interest (including Additional Amounts, if any) on, and any other amounts due in respect of, the Notes as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Notes and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Notes from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

         Section 10.8 Trustee to Effectuate Subordination. Each Holder of a Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 10.9 No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Notes, without incurring responsibility to the Holders of the Notes and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Notes to be holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment, of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

         Section 10.10 Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Notes. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Notes unless and until a Trust Officer of the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such facts exist; provided that if a Trust Officer of the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of, premium, if any, or interest (including Additional Amounts, if any) on, and any other amounts due in respect of any Note), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

         The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 10.11  Reliance on Judicial Order or Certificate of
Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Notes shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered in writing to the Trustee or to the Holders of Notes, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

         Section 10.12 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Notes or to the Company or to any other Person cash, property or securities to which holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

         Section 10.13 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article shall apply to claims of, or payment to, the Trustee under or pursuant to Section 7.7.

         Section 10.14 Applicable to Paying Agents. In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided that Section 10.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         Section 10.15 Certain Conversions Deemed Payment. For the purposes of this Article only, (a) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article XI shall not be deemed to constitute a payment or distribution on account of the principal of, premium, if any, on, interest (including Additional Amounts, if any) on, or other amounts due in respect of, Notes or on account of the purchase or other acquisition of Notes and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section, the term "junior securities" means (i) shares of any class of Capital Stock of the Company and (ii) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its respective creditors other than holders of Senior Indebtedness and the Holders of the Notes, the right, which is absolute and unconditional, of the Holder of any Note to convert such Notes in accordance with and subject to the provisions of Article XI.

                                 ARTICLE XI.

                             CONVERSION OF NOTES

         Section 11.1 Conversion Privilege and Conversion Price. Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Note or any portion of the principal amount thereof which equals $1,000 or any integral multiple thereof may be converted at any time on or after 9:00 a.m. New York City time on _______________, 1997 into fully paid and nonassessable shares of Class A Common Stock (calculated as to each conversion to the nearest 1/100 of a share), at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at the close of business on the Business Day next preceding the Stated Maturity of principal. In case a Note or portion thereof is called for redemption, such conversion right in respect of the Note or portion so called shall expire at the close of business on the Business Day next preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

         The price at which shares of Class A Common Stock of the Company shall be delivered upon conversion (herein called the "Conversion Price") shall be equal to $_________ per share.

         Notwithstanding anything to the contrary contained herein, no Holder shall be entitled to convert any of its Notes into shares of Class A Common Stock of the Company to the extent that any such conversion would constitute a violation of any applicable securities laws of the United States, or any other applicable jurisdiction. Any certificates evidencing shares of Class A Common Stock of the Company issued upon the conversion of Notes shall bear such legends, including legends reflecting restrictions on transfer required in order to maintain compliance with the provisions of the Securities Act, as the Company shall deem to be necessary or appropriate.

         Section 11.2 Exercise of Conversion Privileges. In order to exercise the conversion privilege, the Holder of any Note shall surrender such Note, duly endorsed or assigned to the Company or in blank, at any office or agency of the Company maintained pursuant to Section 4.2, accompanied by written notice to the Company in the form provided in the Note (or such other notice as is acceptable to the Company) at such office or agency that the Holder elects to convert such Note or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. In the case of any Note which is surrendered for conversion during the period from the close of business on any Record Date through and including the next succeeding Interest Payment Date (other than any Note whose Maturity is prior to such Interest Payment Date), interest that is payable on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Note is registered at the close of business on such Record Date; provided that Notes surrendered for conversion subsequent to any such Record Date shall (except in the case of Notes or portions thereof which have been called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest (including Additional Amounts, if any) payable on such Interest Payment Date on the principal amount being surrendered for conversion. Except as provided in the immediately preceding sentence, in the case of any Note which is converted (a) interest whose Stated Maturity is after the date of conversion of such Note shall not be payable, and (b) no payment or adjustment shall be made upon conversion on account of any dividends on the shares of Class A Common Stock of the Company issued upon conversion.

         Notes shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Notes for conversion in accordance with the foregoing provisions, and at such time the rights of the

Holders of such Notes as Holders shall cease, and the Person or Persons entitled to receive the shares of Class A Common Stock of the Company issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as and after such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at any office or agency of the Company maintained pursuant to Section
4.2 a certificate or certificates for the number of full shares of Class A Common Stock of the Company issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 11.3.

         In the case of any Note which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Note or Notes of authorized denominations in aggregate principal amount at Stated Maturity equal to the unconverted portion of the principal amount at Stated Maturity of such Note.

         Section 11.3 Fractions of Shares. No fractional share of Class A Common Stock of the Company shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares of Class A Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof) so surrendered. Instead of any fractional share of such Class A Common Stock which would otherwise be issuable upon conversion of any Note or Notes (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to such fraction multiplied by the Closing Price at the close of business on the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

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

         Section 11.4  Adjustment of Conversion Price.

                  (a) In case the Company shall make a dividend or other distribution on any class or series of Capital Stock of the Company exclusively in Common Stock of the Company, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock of the Company outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares of Common Stock and the total number of shares of Common Stock constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. In case the Company shall make a dividend or other distribution on its Common Stock in shares of its Capital Stock other than Common Stock, and such dividend or distribution would not otherwise require reduction of the Conversion Price pursuant to paragraph (d), then the Conversion Price and the number and kind of shares of Capital Stock of the Company issuable upon the conversion of a Note (as in effect immediately prior to such dividend or distribution) shall be proportionately adjusted, so that the Holder of any Note thereafter converted may receive the aggregate number and kind of shares of Capital Stock of the Company that such Holder would have owned immediately following such dividend or distribution if such Note had been converted immediately prior thereto. For the purpose of this paragraph (a), the amount of Common Stock of the Company at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of such Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                   (b) In case outstanding shares of Common Stock of the Company shall be subdivided into a greater number of shares of such Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of such Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which subdivision or combination becomes effective.

                  (c) (i) Subject to the last sentence of this paragraph (c)(i) and the last sentence of paragraph (d) of this Section, in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness, shares of any class of its Capital Stock (other than Common Stock) or other assets (including securities and excluding any dividend distribution or issuance referred to in paragraph (a) , (b) or (c)(ii) of this Section or any dividend or distribution of cash), the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (g) of this Section) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the evidences of Indebtedness, shares of Capital Stock and other assets to be distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following such date. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (c)(i) by reference to the actual or when-issued trading market for any securities comprising part or all of such distribution, it must in doing so consider those prices in such market over the same period used in computing the Current Market Price pursuant to paragraph (g) of this Section, to the extent possible. For purposes of this paragraph (c), any dividend or distribution of evidences of Indebtedness, assets or shares of Capital Stock (other than shares of Common Stock) that also includes shares of Common Stock of the Company, rights, options or warrants to subscribe for or purchase shares of such Common Stock or securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (x) a dividend or distribution of the evidences of Indebtedness, assets or shares of Capital Stock other than shares of Common Stock, such rights, options or warrants or such convertible or exchangeable securities (which results in any conversion price reduction required by this paragraph (c)(i)) immediately followed by (y) in the case of shares of Common Stock or such rights, options or warrants, a dividend or distribution thereof (which would result in any further conversion price reduction required by paragraph (a) or (c)(ii) of this Section, except any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section), or (z) in the case of such convertible or exchangeable securities, a dividend or distribution of the number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (which would result in any further conversion price reduction required by paragraph (a) or (c)(ii) of this Section, except that the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (a) of this Section).

                           (ii) In case the Company shall issue to all holders of its Common Stock, rights, options or warrants entitling the holders thereof to subscribe for or purchase Common Stock at a price per share (determined on an as-converted or as-exercised basis if the rights, options or warrants pertain to securities convertible information or exchangeable for Common Stock) which is less than the Current Market Price (determined as provided in paragraph (g) of this Section), the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date on which the Company fixes the offering price of such additional Common Stock by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus a fraction equal to the aggregate consideration which would be received by the Company from the issuance of such additional shares of Common Stock (including the consideration to be received for such rights, options or warrants) over the Current Market Price on the date on which the Company fixes the offering price of such additional shares of Common Stock (determined as provided in paragraph (g) of this Section), and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such issuance plus the number of shares to be issued upon the exercise of such rights, options or warrants. The reduction in the Conversion Price provided for in the preceding sentence shall not apply to securities issued in transactions described in this paragraph (c)(ii) or pursuant to the conversion or exchange of any such securities (to the extent applicable) if the below market portion of such issuances, taken together with the below market portion of all other below market issuances and with the above market portion of all above market tender or exchange offers described in paragraph (f) of Section 11.4 is less than 12.5% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof). If at the end of the period during which such rights, options or warrants are exercisable not all rights, options or warrants shall have been exercised, the adjusted Conversion Price shall be immediately readjusted to what it would have been based upon the number of additional shares of Common Stock actually issued (or the number of shares of Common Stock issuable upon the conversion of convertible securities or the exchange of exchangeable securities actually issued).

                  (d) The reclassification of Common Stock of the Company into securities which include securities other than such Common Stock (other than any reclassification upon a consolidation or merger to which Section 11.11 applies) shall be deemed to involve (i) a distribution of such securities other than such Common Stock to all holders of such Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to such distribution" within the meaning of paragraph
(c)(i) of this Section), and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock of the Company outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective," as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (b) of this Section). Rights, options or warrants issued by the Company to all holders of the Common Stock entitling the holders thereof to subscribe for or purchase shares of such Common Stock (either initially or under certain circumstances), which rights, options or warrants (i) are deemed to be transferred with such Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of such Common Stock, shall for purposes of this Section 11.4 not be deemed issued until such rights, warrants or options are transferred separately from the Common Stock or are exercisable.

                  (e) In case the Company shall, by dividend or otherwise, at any time distribute to all holders of Common Stock cash in an aggregate amount that, together with (i) the aggregate amount of any other distribution to all holders of Common Stock made exclusively in cash within the twelve months preceding the date fixed for the determination of shareholders entitled to receive such distribution and in respect of which no Conversion Price adjustment pursuant to paragraph (c) (i) of Section 11.4 or this paragraph (e) has been made previously and (ii) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) as of such date of determination of consideration payable in respect of any tender offer by the Company for all or any portion of its Common Stock, consummated within the 12 months preceding such date of determination and in respect of which no Conversion Price adjustment pursuant to this paragraph (e) has been made previously, exceeds 12.5% of the product of the Current Market Price (determined as provided in paragraph (g) of this Section) on such date of determination times the number of shares of Common Stock of the Company outstanding on such date, the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such date of determination by a fraction of which the numerator shall be the Current Market Price (determined as provided in paragraph (g) of this Section) on such date less the amount of cash to be distributed at such time applicable to one share of such Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day after such date.

                  (f) In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock of the Company shall be consummated, or in case the Company shall purchase shares of Common Stock in the open market, the Conversion Price shall be reduced to the Conversion Price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which (x) the numerator shall be the product of the Current Market Price (determined as provided in paragraph (g) of this Section) times the number of shares of such

Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and (y) the denominator shall be the sum of (A) the fair market value (as determined by the Board of Directors whose determination shall be conclusive and shall be described in a resolution of the Board of Directors) of the aggregate consideration payable to shareholders upon consummation of such tender or exchange offer, or upon such purchase, and (B) the product of such Current Market Price times such number of outstanding shares at the Expiration Time minus the number of shares accepted for payment in such tender or exchange offer, or so purchased (the "Purchased Shares"). No such reduction need be made for a transaction pursuant to this paragraph (f) if the above market portion of such tender or exchange offers, taken together with the above market portion of all other above market tender or exchange offers and with the below market portion of all below market issuances described in paragraph (c)(ii) of Section
11.4 made on or after the date of this Indenture, is less than 12.5% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof). For the purpose of this paragraph, "Expiration Time" means either the last time that tenders may be made pursuant to a tender offer or exchanges may be made pursuant to an exchange offer, or the time of an agreement to purchase shares in the open market, as the case may be. Any reduction in the Conversion Price pursuant to this paragraph shall be made immediately following the close of business on the last Trading Day used to compute Current Market Price; provided, that, such reduction shall be deemed to have become effective immediately prior to the opening of business on the day following the Expiration Time. To the extent that a Holder converts Notes prior to the conclusion of the period for which Current Market Price is to be calculated, any adjustment in the amount of Common Stock of the Company issuable upon exercise of such Note shall inure to the benefit of the Holder of such Note at the close of business on the first Trading Day following the Expiration Time. In no event shall the Exercise Price be increased as a result of the consummation of any of the transactions contemplated by this paragraph (f).

                  (g) For the purpose of any computation under this paragraph and paragraphs (c) or (e), of this Section, the current market price per share of Common Stock (the "Current Market Price") on any date shall be deemed to be the average of the daily Closing Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question. For the purposes of any computation under paragraph (f) of this Section, the Current Market Price on any date shall be deemed to be the average Closing Price for the five consecutive Trading Days commencing on the first Trading Date following the Expiration Time. If on any date there is no Closing Price available for the Common Stock of the Company on any date, the Current Market Price shall be determined (a) in good faith by the Board of Directors of the Company and certified in a Board Resolution, based on the most recently completed arms-length transaction between the Company and a Person other than an Affiliate (as defined in Rule 405 of the Securities Act of 1933, as amended) of the Company, the closing of which occurs within a six-month period preceding such date, or (b) if no transaction shall have occurred within the six-month period preceding such date or if such transaction is in excess of $1 million, by an Independent Financial Expert appointed in the manner provided for in subparagraph (i) of paragraph (h) of this Section 11.4.

                  (h) (i) If any event shall occur as to which the other provisions of this Section 11.4 are not strictly applicable but the failure to make any adjustment would have the effect of depriving Holders of the benefit of all or a portion of the conversion rights in respect of any Note in accordance with the essential intent and principles of this Section 11.4, then, in each such case, the Company shall appoint an Independent Financial Expert, which shall give its opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 11.4 necessary to preserve, without dilution, such conversion rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein. As used herein, an "Independent Financial Expert" is a firm (A) which does not, and whose directors, officers and employees or Affiliates do not, have a direct or indirect financial interest in the Company and (B) which, in the judgment of the Board of Directors, is otherwise independent and qualified to perform the task for which it is to be engaged.

                           (ii) The Company will not, by amendment of its certificate or articles of incorporation or through any consolidation,

         merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Notes, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders thereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of its Common Stock on the conversion of the Notes from time to time outstanding and (ii) will not take any action which results in any adjustment of the Conversion Price if the total number of shares of its Common Stock issuable after the action upon the conversion of all of the Notes would exceed the total number of shares of such Common Stock then authorized by the Company's certificate of incorporation and available for the purposes of issue upon such exercise.

                  (i) The Company may, but shall not be obligated to, make such reductions in the Conversion Price, in addition to those required by paragraphs
(a), (b), (c) and (d) of this Section, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients or, if that is not possible, to diminish any income taxes that are otherwise payable because of such event.

                  (j) No adjustment in the Conversion Price shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (j) would require an increase or decrease of at least 1 percent in the Conversion Price; provided that any adjustments which by reason of this paragraph (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (k) Notwithstanding any other provision of this Section 11.4, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock of the Company, and any such purported adjustment shall instead reduce the Conversion Price to such par value. The Company hereby covenants not to take any action to increase the par value per share of its Common Stock, unless such action shall be required by law.

                  (l) In any case in which this Section 11.4 shall require that an adjustment in the Conversion Price be made effective as of or immediately after a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Note exercised after such record date the shares of Common Stock and other Capital Stock of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other Capital Stock of the Company, if any, issuable upon such exercise on the basis of the Conversion Price prior to such adjustment and (ii) paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 11.3 hereof; provided that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares of Common Stock, other Capital Stock and cash upon the occurrence of the event requiring such adjustment.

                           (m) When No Adjustment Required. (i) No adjustment need be made for a transaction referred to in subsections (a), (b),
         (c), (d) or (e) of this Section 11.4 if Holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock of the Company participate in the transaction.

                           (ii) No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock of the Company.

         Section 11.5 Notice of Adjustments of Conversion Price. Whenever the Conversion Price is adjusted as herein provided:

                  (a) the Company shall compute the adjusted Conversion Price in accordance with Section 11.4 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Notes pursuant to Section 4.2; and

                  (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared, and as soon as practicable after it is prepared, such notice shall be furnished by the Company to the Trustee and mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the Security Register.

         Section 11.6  Notice of Certain Corporate Action. In case:

                  (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i) otherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a Conversion Price adjustment pursuant to paragraph (c) (i) of Section 11.4; or

                  (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights (excluding shares of Capital Stock or options for Capital Stock issued pursuant to a benefit plan for employees, officers or directors of the Company) which would require a Conversion Price adjustment pursuant to paragraph (c) (ii) of Section 11.4; or

                  (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of such Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (e) the Company or any Subsidiary shall commence a tender or exchange offer (other than an exchange offer contemplated by clause (c) above) for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender or exchange offer to change the maximum number of shares being sought or the amount or type of consideration being offered (including by exchange) therefor) which would require a Conversion Price adjustment pursuant to paragraph (f) of Section 11.4;

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

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 4.2, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Note Register, at least 21 days (or 11 days in any case specified in clause (a), (b) or (e) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of its Common Stock of record who will be entitled to such dividend, distribution, rights, options or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of its Common Stock of record shall be entitled to exchange their Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender or exchange offer (other than an exchange offer contemplated by clause
(y) above) commenced, the date on which such tender or exchange offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto). Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this
Section 11.6.

         Section 11.7 Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock or out of its Common Stock held in treasury, for the purpose of effecting the conversion of Notes, the full number of shares of its Common Stock then issuable upon the conversion of all outstanding Notes.

         Section 11.8 Taxes on Conversions. The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Notes pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the Holder of the Note or Notes to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

         Section 11.9  Covenant as to Common Stock.

                  (a) The Company covenants that all shares of its Common Stock which may be issued upon conversion of Notes will upon issue be validly issued, fully paid and nonassessable.

                  (b) The Company shall from time to time take all action necessary so that the Common Stock which may be issued upon conversion of Notes, immediately upon their issuance, will be listed on the principal securities exchanges, interdealer quotation systems and markets, if any, on which other shares of Common Stock of the Company are then listed or quoted.

         Section 11.10 Cancellation of Converted Notes. All Notes delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of or retain the same as provided in Section 2.10.

         Section 11.11 Provisions as to Consolidation, Merger or Sale of Assets. In case of any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Note then outstanding shall have the right thereafter, during the period such Note shall be convertible as specified in Section 11.1, to convert such Note only into the kind and amount of securities, cash and other Property, if any, receivable upon such consolidation, merger, sale or transfer by a holder of the amount of Common Stock of the Company into which such Note might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock
(i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other Property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, sales or transfers.

                                 ARTICLE XII.

                          SATISFACTION AND DISCHARGE

         Section 12.1 Satisfaction and Discharge. This Indenture shall upon the request of the Company cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Notes herein expressly provided for, the Company's obligations under Sections 4.9, 7.7 and 12.4 hereof, and the Company's, obligations under Section 11.3 hereof) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

                  (a)      either

                           (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7 and (B) Notes for whose payment money has been deposited in trust with the Trustee or any Paying Agent and thereafter paid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

                           (ii) all such Notes not theretofore delivered to the Trustee for cancellation

                                    (A) have become due and payable, or

                                    (B) will become due and payable at their
                  Stated Maturity within one year, or

                                    (C) are to be called for redemption within
                  one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the

                  Trustee in the name, and at the expense, of the Company,

         and the Company, in the case of clause (A), (B) or (C) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose money or U.S. Government

         Obligations in an amount sufficient (as certified by an independent public accountant designated by the Company) to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest and Additional Amounts, if any, to the date of such deposit (in the case of Notes which have become due and payable) or the Stated Maturity or Redemption Date, as the case may be;

                  (b) the Company has paid or caused to be paid all other sums then due and payable hereunder by the Company including, without limitation, all amounts then required to be paid to the Trustee pursuant to Section 7.7;

                  (c) no Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit and after giving effect to such deposit; and

                  (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the Company's obligations in Sections 2.3, 2.4, 2.6, 2.7, 2.11, 4.9, 7.7, 7.8, 12.2,
12.3 and 12.4 and the conversion provisions contained in Article XI and the Trustee's and Paying Agent's obligations in Section 12.3 shall survive until the Notes are no longer outstanding. Thereafter, only the Company's obligations in Sections 7.7, 12.3 and 12.4 and the Trustee's and Paying Agent's obligations in
Section 12.3 shall survive.

         In order to have money available on a payment date to pay principal or interest on the Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

         Section 12.2 Application of Trust Money. All money deposited with the Trustee pursuant to Section 12.1 shall be held in trust and, at the written direction of the Company, be invested prior to maturity in U.S. Government Obligations, and applied by the Trustee in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium if any) and interest (including Additional Amounts, if any) for the payment of which money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.

         Section 12.3 Repayment to the Company. The Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or securities held by them at any time.

         The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided, that the Company shall have either caused notice of such payment to be mailed to each Holder of the Notes entitled thereto no less than 30 days prior to such repayment or within such period shall have published such notice in a financial newspaper of widespread circulation published in The City of New York, including, without limitation, The Wall Street Journal. After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         Section 12.4 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section
12.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit has occurred pursuant to Section 12.1 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 13.2; provided that if the Company has made any payment of interest on or principal of any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                 ARTICLE XIII.

                             MISCELLANEOUSARTICLE

         Section 13.1 Trust Indenture Act Controls. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control. If any provisions of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

         Section 13.2 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows: if to the Company: Central European Media Enterprises Ltd., c/o CME Development Corporation, 18 D'Arblay Street, London, WIV 3FP England, Attention: General Counsel, with copies to Rosenman & Colin, 575 Madison Avenue, New York, New York 10022, Attention: Robert L. Kohl; if to the
Trustee: IBJ Schroder Bank & Trust Company, One State Street, New York, NY 10004, Attention: Corporate Trust Administration.

         The Company or the Trustee, by notice to the other, many designate additional or different addresses for subsequent notices or communications. Any notice or communication mailed to a Holder shall be sent to the Holder by first class mail, postage prepaid, at the Holder's address as it appears in the Security Register and shall be duly given if so sent within the time prescribed. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed to the Company, the Trustee or a Holder in the manner provided above, it is duly given, whether or not the addressee receives it, but shall not be effective in the case of the Trustee unless it is actually received. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail to Holders, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Section 13.3 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee: (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Section 13.4 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 4.7 hereof) shall include: (a) a statement that the individual making such certificate or opinion has read such covenant or condition; (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (c) a statement that, in the opinion of such individual, such person has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with, provided that with respect to matters of fact, an Opinion of Counsel may rely upon Officers' Certificates or certificates of public officials.

         Section 13.5 Communications by Holders with Other Holders. Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of
Section 312(c) of the Trust Indenture Act.

         Section 13.6 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders, and any Registrar and Paying Agent may make reasonable rules for their functions; provided that no such rule shall conflict with terms of this Indenture or the Trust Indenture Act.

         Section 13.7 Payments on Business Days. If a payment hereunder is scheduled to be made on a date that is not a Business Day, payment shall be made on the next succeeding date that is a Business Day, and no interest shall accrue with respect to that payment during the intervening period. If a regular record date is a date that is not a Business Day, such record date shall not be affected.

         Section 13.8 Governing Law. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT WITH REGARD TO PRINCIPLES OF CONFLICTS OF LAWS, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

         Section 13.9 Legal Proceedings. Any suit, action or proceeding against the Company or its properties, assets or revenues with respect to this Indenture or a Note (a "Related Proceeding") may be brought in any federal or state court located in the State of New York, County of New York. The Company hereby irrevocably consents to the jurisdiction of each such court for the purposes of any Related Proceeding, and irrevocably waives, to the fullest extent it may effectively and lawfully do so, any objection to the laying of venue of any Related Proceeding in any such court and the defense of an inconvenient forum to the maintenance of any Related Proceeding in any such court. The Company further submits to the jurisdiction of the courts of its own corporate domicile in any Related Proceeding.

         Section 13.10 Service of Process. The Company hereby agrees that service of all writs, process and summonses in any Related Proceeding brought against it in the State of New York may be made upon Corporation Service Company in the City of New York, presently located at 375 Hudson Street 10014 (the "Process Agent"), and the Company has irrevocably appointed the Process Agent as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all such writs, process and summonses. The Company agrees that service of process on the Process Agent in such instances shall be deemed in every respect effective service of process upon it in any such Related Proceeding and further agrees that the failure of the Process Agent to give any notice to it of any such service of process shall not impair or affect the validity of such service or of any judgment based thereon. The Company agrees to maintain at all times an agent with an office in New York to act as Process Agent as aforesaid. The Company agrees to take any and all actions as may be necessary to maintain such designation and appointment of such Process Agent in full force and effect. Nothing herein shall in any way be deemed to limit the ability to serve any such writs, process and summonses in any other manner permitted by applicable law.

         Section 13.11 Waiver of Immunities. To the extent that the Company or any of its revenues, assets or Property shall be entitled, with respect to any Related Proceeding at any time brought against the Company or any of its revenues, assets or Property in the courts identified above, to any immunity from suit, from attachment prior to judgment, from attachment in aid of execution of judgment, or from any other legal or judicial remedy, and to the extent that in any such jurisdiction there shall be attributed such an immunity, the Company hereby irrevocably agrees not to claim and irrevocably waives such immunity, and any defense based on such immunity, to the extent permitted by law in respect of its obligations under this Indenture or any Note. Without limiting the foregoing, the Company hereby, to the fullest extent permitted by applicable law, expressly and irrevocably waives any defense of sovereign immunity from jurisdiction, attachment in aid of execution and execution to which it might otherwise be entitled in any Related Proceeding; provided that the Company hereby expressly reserves its rights, if any, to claim immunity from attachment prior to judgment to which it may now or hereafter be entitled. The Company agrees that final judgment in any such Related Proceeding brought in such a court will be conclusive and binding on it and may be enforced in other jurisdictions by suit on the judgment or in any other matter provided by law, provided that service of process is effected upon the Company in the manner specified in Section 13.9 above or as otherwise permitted by law.

         Section 13.12 Judgment Currency; Currency Indemnity. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Company hereunder or under any of the Notes in U.S. Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Trustee could purchase U.S. Dollars with such other currency at the Trustee's New York office on the Business Day preceding that on which final judgment is given. Any amount received or recovered in a currency other than U.S. Dollars (whether as a result of a judgment or order of a court of any jurisdiction, or the enforcement thereof, in the winding up or dissolution of the Company or otherwise) by the Trustee or any Holder in respect of any sum expressed to be due to it from the Company shall only constitute discharge of the Company to the extent of the U.S. Dollar amount which the recipient is able to purchase with the amount so received or recovered in such other currency on the date of such receipt or recovery; provided that if it is not practicable to make such purchase on such date, such purchase shall be made on the first date on which is practicable to do so. If the amount of U.S. Dollars so purchased is less than the U.S. Dollar amount expressed to be due to such recipient hereunder or under any Note, to the extent permitted by applicable law the Company shall indemnify such recipient against any loss sustained by it as a result and, in any event, the Company shall indemnify such recipient against the cost of making any such purchase. For the purposes of this Section 13.12, it shall be sufficient for any such recipient to certify that it would have suffered a loss had an actual purchase of U.S. Dollars been made with the amount so received in such other currency on the date of receipt or recovery (or, if a purchase of Dollars on such date had not been practicable, on the first date on which it would have been practicable). To the extent permitted by applicable law, the indemnities granted by this Section 13.12 constitute a separate and independent obligation from the other obligations of the Company hereunder and shall give rise to a separate and independent cause of action in favor of the Trustee or any Holder, as the case may be.

         Section 13.13 No Recourse Against Others. No director, officer, employer, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes or this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of its status as a director, officer, employee, incorporator or stockholder of the Company. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

         Section 13.14 Successors. All agreements of the Company in this Indenture and the Notes shall bind its successors and assigns whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors and assigns whether so expressed or not.

         Section 13.15 Counterparts. This Indenture may be executed in any number of counterparts and by the parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 13.16 Table of Contents; Headings. The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms of provisions hereof.

         Section 13.17 Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.18 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         Section 13.19 Independent Covenants. Each covenant contained in this Indenture is intended by the parties to be a separate and independent covenant, the compliance or noncompliance with such to be determined independently and without regard to whether the Company or a Restricted Subsidiary is in compliance with another covenant contained in this Indenture.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and in the case of the Company attested, all as of the day and year first above written.



                                       CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.


                                       By _____________________________________
                                       Name:    Leonard M. Fertig
                                       Title:   Chief Executive Officer



Attest

---------------


                                       IBJ BANK AND TRUST COMPANY,
                                             as Trustee

                                       By _____________________________________
                                              Authorized Signatory

STATE OF NEW YORK    )
                     )       SS.:
COUNTY OF NEW YORK   )

         On the ___ day of ______________, 1997, before me personally came Leonard M. Fertig, to me known, who being by me duly sworn, did depose and say that he is Chief Executive Officer of Central European Media Enterprises Ltd., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                       --------------------------
                                       Notary Public

                                       State of New York
                                       My commission expires

[Seal]

STATE OF NEW YORK    )
                     )       SS.:

COUNTY OF NEW YORK   )


         On the ___ day of _______________, 1997, before me personally came ____________________, to me known, who being by me duly sworn, did depose and say that he is , the Trustee described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                      --------------------------
                                       Notary Public

                                       State of New York
                                       My commission expires

[Seal]

                                                                  EXHIBIT A

                             FORM OF FACE OF NOTE

                   CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

No. _______                                                 CUSIP No. 153443AA4

                 ____% CONVERTIBLE SUBORDINATED NOTE DUE 2004

         Central European Media Enterprises Ltd., a Bermudian corporation (the "Company"), for value received, hereby promises to pay to ________________, or its registered assign, the principal sum of ___________________, on _________, 2004.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purposes.

         IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

                                        CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                                        By: ___________________________________
                                        Name:
                                        Title:

[Corporate Seal]

                                        By: ___________________________________
                                        Name:
                                        Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

IBJ SCHRODER BANK & TRUST COMPANY,
  as Trustee, certifies that this is one
  of the Notes referred to in the Indenture.


By:______________________________
         Authorized Signatory

Dated: _______________________

                         FORM OF REVERSE SIDE OF NOTE

                   CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                 ____% CONVERTIBLE SUBORDINATED NOTE DUE 2004

         1.       Indenture.

         This Note is one of a duly authorized issue of debt securities of Central European Media Enterprises Ltd., a Bermudian corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), designated as its "___% Convertible Subordinated Notes due 2004" (herein called the "Notes") limited in aggregate principal amount at Stated Maturity to $___________, issued under an indenture dated as of ___________, 1997 (as amended or supplemented from time to time, the `Indenture") between the Company and ____________, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and each Holder of Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The summary of the terms of this Note contained herein does not purport to be complete and is qualified by reference to the Indenture. All terms used in this Note which are not defined herein shall have the meanings assigned to them in the Indenture.

         The Indenture imposes limitations on the ability of the Company to consolidate or merge with or into any other Person or permit any other Person to merge with or into the Company, or sell, convey, assign, transfer, lease or otherwise dispose of all or substantially all of the Property of the Company to any other Person. The Indenture does not contain any restrictions on the incurrence of indebtedness, the creation of liens or the payment of dividends or the making of distributions, investments or certain other restricted payments or any financial covenants.

         2.       Principal and Interest.

         The Company promises to pay the principal amount set forth on the face hereof to the Holder hereof on __________, 2004.

         This Note will bear interest from and including the Issue Date at the rate of ___% per annum. The Company shall pay such interest from and including the Issue Date, or from and including the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, semi-annually on _______ and _______ of each year, commencing on ______________, 1997, in cash, to the Holder hereof until the principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture, be paid to the Person in whose name this Note (or the Note in exchange or substitution for which this Note was issued) is registered at the close of business on the Record Date for interest payable on such Interest Payment Date. The Record Date for any Interest Payment Date is the

close of business on ________ or ________, as the case may be, whether or not a Business Day, immediately preceding the Interest Payment Date on which such interest is payable. Any such interest not so punctually paid or duly provided for ("Defaulted Interest") shall forthwith cease to be payable to the Holder on such Record Date and shall be paid as provided in Section 2.11 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

         Each payment of interest in respect of an Interest Payment Date will include interest (including

Additional Amounts (as hereinafter defined), if any) accrued through the day before such Interest Payment Date. If an Interest Payment Date falls on a day that is not a Business Day, the interest payment to be made on such Interest Payment Date will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, and no additional interest will accrue as a result of such delayed payment.

         To the extent lawful, the Company shall pay interest on (i) any overdue principal of (and premium, if any, on) this Note, at the interest rate borne on this Note, plus 1% per annum, and (ii) Defaulted Interest (without regard to any applicable grace period), at the interest rate borne on the Notes, plus 1% per annum. The Company's obligation pursuant to the previous sentence shall apply whether such overdue amount is due at its Stated Maturity, as a result of the Company's obligations pursuant to Section 3.7, Section 4.5 or Section 4.9 of the Indenture, or otherwise.

         3.       Additional Amounts.

         Except to the extent required by law, any and all payments of, or in respect of, any Note shall be made free and clear of and without deduction for or on account of any and all present or future taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto imposed by Bermuda, or any other jurisdiction under the laws of which the Company is organized ("Other Jurisdiction") or any political subdivision of or any taxing authority in Bermuda or in any Other Jurisdiction ("Bermudian Taxes" or "Other Taxes," respectively). If the Company shall be required by law to withhold or deduct any Bermudian Taxes or Other Taxes from or in respect of any sum payable under a Note, the sum payable by the Company, as the case may be, thereunder shall be increased by the amount ("Additional Amounts") necessary so that after making all required withholdings and deductions, the Holder shall receive an amount equal to the sum that it would have received had no such withholdings and deductions been made; provided that any such sum shall not be paid in respect of any of the following Bermudian Taxes or Other Taxes to a Holder (an "Excluded Holder") (i) any tax, withholding, assessment or other governmental charge which would not have been imposed but for (x) the existence of any present or former connection between such Holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Holder, if such Holder is an estate, trust, partnership or corporation) and Bermuda or Other Jurisdiction including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having had a permanent establishment therein or (y) the presentation of a Note (where presentation is required) for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (ii) any estate, inheritance, gift, sale, transfer or personal property tax; (iii) any tax, assessment or other governmental charge that is withheld by reason of the failure by the Holder or the beneficial owner of the Note to comply timely with a reasonable request in writing of the Company
(A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which, in the case of (A) or (B), is required or imposed by a statute, treaty, regulation or administrative practice of the taxing or domicile jurisdiction as a precondition to exemption from or reduction of all or part of such tax, assessment or other governmental charge; provided, however, that this clause (iii) shall not apply to the Company's obligation to pay Additional Amounts if the completing and filling of the information described in (x) above or the declaration or other claim described in (y) above would be materially more onerous in form, in procedure or in substance of information disclosed, in comparison to the information reporting requirements imposed under U.S. tax law with respect to Forms 1001, W-8 and W-9; or (iv) any combination of items (i), (ii), and (iii) above; nor shall Additional Amounts be paid with respect to any payment of the principal of, or any interest on, any Note to any Holder who is not the sole beneficial owner of such Note or is a fiduciary or partnership, but only to the extent that a beneficial owner, a beneficiary or a settlor with respect to a fiduciary or a member of the partnership would not have been entitled to the payment of the Additional Amount had the beneficial owner, beneficiary, settlor or member of such partnership received directly its beneficial or distributive share of the payments.

         In addition, the Company will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest and penalties, in respect of the creation, issue and offering the Notes payable in Bermuda, the United States or any political subdivision thereof or taxing authority of or in the foregoing. The Company will also pay and indemnify the Trustee and the Holders of the Notes from and against all court fees and taxes or other taxes and duties, including interest and penalties, paid by any of them in any jurisdiction in connection with any action permitted to be taken by the Trustee or the Holders to enforce the obligations of the Company under the Notes or the Indenture.

         4.       Method of Payment.

         The Company, through the Paying Agent, shall pay interest on this Note to the registered Holder of this Note, as provided above. The Holder must surrender the Note to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of all debts public and private. Principal and interest will be payable at the office of the Paying Agent but, at the option of the Company, interest may be paid by check mailed to the registered Holders at their registered addresses.

         5.       Paying Agent and Registrar.

         Initially, the Trustee will act as Paying Agent and Registrar under the Indenture. The Company may, upon written notice to the Trustee, appoint and change any Paying Agent or Registrar. The Company or any of its subsidiaries may act as Paying Agent or Registrar.

         6.       Optional Redemption.

         Except as set forth in the following paragraph, the Notes will not be redeemable at the option of the Company prior to __________, 2000. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at a Redemption Price equal to the percentage of the principal amount at Stated Maturity set forth below if redeemed in the 12-month period beginning __________ of the years indicated:

                                            Redemption
             Year                              Price

             2000                                    %
             2001                                    %
             2002                                    %


and thereafter at a Redemption Price equal to 100% of the principal amount at Stated Maturity, together in each case with accrued and unpaid interest (including Additional Amounts, if any) to the Redemption Date (subject to the right of Holders of record on Record Dates to receive interest due on an Interest Payment Date).

         If, at any time, the Company is or would be required on the next succeeding Interest Payment Date to pay Additional Amounts with respect to the Notes and the payment of such Additional Amounts cannot be avoided by the use of any reasonable measures available to the Company, the Notes may be redeemed, at the option of the Company, in whole but not in part, upon not less than 30 or more than 60 calendar days' notice to the Holders in accordance with the terms of the Indenture, at a redemption price equal to the principal amount thereof, plus accrued and unpaid interest, if any (including Additional Amounts, if any). The Company will also pay to holders on the Redemption Date any Additional Amounts payable in respect of the period ending on the Redemption Date. Prior to the publication of any notice of redemption pursuant to this provision, which in no event will be given earlier than 90 days prior to the earliest date on which the Company would be required to pay such Additional Amounts were a payment in respect of the Notes then due, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the obligation to pay such Additional Amounts cannot be avoided by the Company taking reasonable measures and (ii) an Opinion of Counsel, independent of the Company and approved by the Trustee, to the effect that the Company has or will become obligated to pay such Additional Amounts as a result of such change or amendment. Such notice, once delivered by the Company to the Trustee, will be irrevocable. The Trustee shall accept such Officers' Certificate and Opinion of Counsel as sufficient evidence of the satisfaction of the condition precedent set forth in clauses (i) and (ii) above, in which event it shall be conclusive and binding on the Holders.

         7.       Notice of Redemption.

         At least 30 calendar days but not more than 60 calendar days before a Redemption Date, the Company will send or cause to be sent a notice of redemption, first class mail, postage prepaid, to Holders of Notes to be redeemed at the addresses of such Holders as they appear in the Note Register.

         If less than all of the Notes are to be redeemed at any time, the Notes to be redeemed will be chosen by the Trustee in accordance with the Indenture. If any Note is redeemed subsequent to a Record Date with respect to any Interest Payment Date specified above and on or prior to such Interest Payment Date, then any accrued interest (including Additional Amounts, if any) will be paid on such Interest Payment Date to the Holder of the Note on such Record Date. If money in an amount sufficient to pay the Redemption Price of all Notes (or portions thereof) to be redeemed on the Redemption Date is deposited with the Paying Agent on or before the applicable Redemption Date and certain other conditions are satisfied, interest (including Additional Amounts, if any) on the Notes to be redeemed on the applicable Redemption Date will cease to accrue.

         The Notes are not subject to any sinking fund.

         8.       Repurchase at the Option of Holders upon Change of Control.

         Upon the occurrence of a Change of Control, each Holder of Notes shall have the right to require the Company to purchase such Holder's Notes, in whole or in part in a principal amount that is an integral multiple of $1,000, pursuant to a Change of Control Offer, at a purchase price in cash equal to 100% of the principal amount at Stated Maturity thereof on any Change of Control Payment Date, plus accrued and unpaid interest, if any, and Additional Amounts, if any, thereon to the Change of Control Payment Date.

         Within 15 calendar days following any Change of Control, the Company shall send, or cause to be sent, by first-class mail, postage prepaid, a notice regarding the Change of Control Offer to each Holder of Notes. The holder of this Note may elect to have this Note or a portion hereof in an authorized denomination purchased by completing the form entitled "Option of Holder to Require Purchase" appearing below and tendering this Note pursuant to the Change of Control Offer. Unless the Company defaults in the payment of the Change of Control Purchase Price with respect thereto, all Notes or portions thereof accepted for payment pursuant to the Change of Control Offer will cease to accrue interest and Additional Amounts, if any, from and after the Change of Control Payment Date.

         9. Repurchase at the Option of Holders upon a Termination of Trading.

         In the event of any Termination of Trading (as defined in the Indenture) occurring after the Issue Date and on or prior to Maturity, each Holder of Notes will have the right, at the Holder's option, to require the Company to repurchase all or any part of such Holder's Notes on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Termination of Trading at a price (the "Repurchase Price") equal to 100% of the principal amount at Stated Maturity thereof, together with accrued and unpaid interest, if any, and Additional Amounts, if any, thereon to the Repurchase Date.

         On or before the 15th day after the occurrence of a Termination Trading, the Company shall mail to all Holders of Notes a notice of the occurrence of such Termination of Trading, the Repurchase Price and the procedures which the Holder must follow to exercise the repurchase right. To exercise such right, the Holder of the Note must deliver, on or before the close of business on the Repurchase Date, irrevocable written notice to the Company (or an agent designated by the Company for such purpose) and to the Trustee of the Holder's exercise of such right, together with the certificates evidencing the Notes with respect to which the right is being exercised, duly endorsed for transfer and with the form entitled "Option of Holder to Require Purchase" appearing below completed. Such written notice is irrevocable.

         10.      Mandatory Redemption.

         Except as set forth in Sections 8 and 9, the Company is not required to make any mandatory redemption payments or sinking fund payments with respect to the Notes.

         11.      Transfer and Exchange.

         A Holder may transfer a Note only upon the surrender of such Note for registration of transfer. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of transfer in the Note register by the Registrar. When Notes are presented to the registrar with a request to register the transfer of, or to exchange such Notes, the Registrar shall register the transfer or make such exchange as requested if its requirements for such transactions and any applicable requirements hereunder are satisfied.

         12.      Denominations.

         The Notes are issuable only in registered form without coupons in denominations of $1,000 and integral multiples thereof of principal amounts.


         13.      Unclaimed Money.

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment unless such abandoned property law designates another Person.

         14.      Discharge and Defeasance.

         Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Notes and the Indenture if the Company irrevocably deposits with the Trustee money or U.S. Government Obligations for the payment of principal, premium, if any, and interest (and Additional Amounts, if any) on the Notes to redemption or Maturity, as the case may be.

         15.      Amendment, Waiver.

         Subject to certain exceptions set forth in the Indenture, (i) the Indenture and the Notes may be amended with the written consent of the Holders of at least two-thirds in principal amount at Stated Maturity of the outstanding Notes and (ii) any past Default and its consequences may be waived with the written consent of the Holders of at least a majority in principal amount at Stated Maturity of the outstanding Notes. Without the consent of any Holder of Notes, the Company, the Guarantors and the Trustee may amend the Indenture and the Notes (i) to evidence the succession of another Person to the Company and the assumption by such successor of the covenants of the Company under the Indenture and the Notes; (ii) to add additional covenants or to surrender rights and powers conferred on the Company by the Indenture; (iii) to add any additional Events of Default; (iv) to provide for uncertificated Notes in addition to or in place of certificated Notes; (v) to evidence and provide for the acceptance of appointment under the Indenture of a successor Trustee; (vi) to add security for the Notes; (vii) to cure any ambiguity in the Indenture, to correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or to add any other provisions with respect to matters or questions arising under the Indenture, provided that such actions shall not adversely affect the interests of the Holders in any material respect;
(viii) to make provision with respect to the conversion rights of the Holders of the Notes in the event of a consolidation, merger or sale of assets involving the Company as required by the Indenture; or (ix) to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act.

         16.      Defaults and Remedies.

         Events of Default under the Indenture include in summary form: default in payment of interest, including Additional Amounts, if any, on the Notes for

30 days; default in payment of principal on the Notes; failure to comply with certain of the covenants in the Indenture, including the Change of Control covenant and the Termination of Trading covenant; failure by the Company to comply with certain of its other agreements in the Indenture or the Notes and the continuance of such default or breach for 30 days after notice; defaults in the payment of certain other Indebtedness, or defaults, other than such payment defaults, which result in the acceleration prior to express maturity of certain other Indebtedness or which consist of the failure to pay at maturity; certain final judgments which remain undischarged, unwaived, unappealed, unbonded, unstayed or unsatisfied; and certain events of bankruptcy or insolvency. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount at Stated Maturity of the outstanding Notes, subject to certain limitations, may declare all the Notes to be immediately due and payable. Certain events of bankruptcy or insolvency are Events of Default and shall result in the Notes being immediately due and payable upon the occurrence of such Events of Default without any further act of the Trustee or any Holder.

         Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to the provisions of the Indenture relating to the duties of the Trustee, the Trustee may refuse to enforce the Indenture or the Notes unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount at Stated Maturity of the outstanding Notes may direct the Trustee in its exercise of any trust or power under the Indenture. The Holders of a majority in principal amount at the Stated Maturity of the outstanding Notes, by written notice to the Company and the Trustee, may rescind any declaration of acceleration and its consequences if the rescission would not conflict with any judgment or decree, and if all Events of Default have been cured or waived except nonpayment of principal and interest that has become due solely because of the acceleration.

         17.      Individual Rights of Trustee.

         Subject to certain limitations imposed by the Trust Indenture Act, the Trustee or any Paying Agent or Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries or its Affiliates with the same rights it would have it if were not Trustee, Paying Agent or Registrar, as the case may be, under the Indenture.

         18.      No Recourse Against Certain Others.

         No director, officer, employee, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, solely by reason of his or her status as a director, officer, employee, incorporator or stockholder of the

Company. By accepting a Note, each Holder waives and releases all such liability (but only such liability) as part of the consideration for issuance of such Note to such Holder.

         19.      Governing Law.

         THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

         20.      Abbreviations.

         Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian),, and U/G/M/A (=Uniform Gifts to Minors
Act).

         21.      CUSIP Numbers.

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and have directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers.

         22.      Subordination.

         The indebtedness evidenced by this Note is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Note is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Note, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such actions as may be necessary or appropriate to effectuate the subordination so provided, and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

         23.      Conversion Rights.

         Subject to and upon compliance with the provisions of the Indenture, the Holder of this Note is entitled, at his, her or its option, at any time on or after 9:00 a.m. New York City time on ____________ and before the close of business on the Business Day next preceding the Maturity of this Note or the Redemption Date for this Note, or in case this Note or a portion hereof is called for redemption, then in respect of this Note or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Business Day next preceding the Maturity or the Redemption Date, to convert this Note at the principal amount hereof, or of such portion, in to fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at a conversion price equal to $______ per share of such Common Stock (or in each case at the current adjusted conversion price if an adjustment has been made as provided in the Indenture) by surrender of this Note, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency maintained for that purpose pursuant to the Indenture, accompanied by written notice to the Company in the form provided in this Note (or such other notice as is acceptable to the Company) that the Holder hereof elects to convert this Note and, in case such surrender shall be made during the period from the close of business on any regular Record Date next preceding any Interest Payment Date to the close of business on such Interest Payment Date (unless this Note or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House funds, or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Note (or any Predecessor Security) of record at such regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made upon conversion on account of any interest accrued hereon or on account of any dividends on the Common Stock issued on conversion, but instead of any fractional share the Company shall pay a cash adjustment as provided in the Indenture.

         The Company will furnish to any Holder of Notes upon written request and without charge to the Holder a copy of the Indenture which has in it the text of this Note. Requests may be made to:

                                    Central European Media Enterprises Ltd.
                                    Clarendon House
                                    Hamilton HM/CX
                                    Bermuda

                                  ASSIGNMENT

           (To be executed by the registered Holder if such Holder
                        desires to transfer this Note)

FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
TAX IDENTIFYING NUMBER OF TRANSFEREE
    / / / /-/ / /-/ / / / /

                             --------------------------------------------------


--------------------------------------------------------------------------------
                (Please print name and address of transferee)


--------------------------------------------------------------------------------
this Note, together with all right, title and interest herein, and does hereby
irrevocably constitute and appoint             Attorney to transfer this Note on
the Security Register, with full power of substitution.


Dated:________________________


---------------------------------------     ------------------------------------
Signature of Holder                         Signature Guaranteed:
                                            Signatures must be guaranteed by an
                                            "eligible" guarantor institution"
                                            meeting the requirements of the
                                            Registrar, which requirements
                                            include membership or participation
                                            in the Security Transfer Agent
                                            Medallion Program ("STAMP") or such
                                            other "signature guarantee program"
                                            as may be determined by the
                                            Registrar in addition to, or in
                                            substitution for, STAMP, all in
                                            accordance with the Securities
                                            Exchange Act of 1934, as amended.

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                      OPTION OF HOLDER TO ELECT PURCHASE
                            (check as appropriate)

|_|      In connection with the Change of Control Offer made pursuant to
         Section 4.7 of the Indenture, the undersigned hereby elects to have

         |_|      the entire principal amount

         |_| $ ________________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay
                  it or           an amount in cash equal to 100% of the
                  principal amount indicated in the preceding sentences, as the case may be, plus accrued and unpaid interest thereon, if any, and Additional Amounts, if any, to the Change of Control Payment Date.

|_| In connection with the option of the Holder to required the Company to repurchase the Holder's Note upon a Termination of Trading pursuant to
         Section 4.8 of the Indenture, the undersigned hereby elects to have

         |_|      the entire principal amount

         |_| $ ________________ ($1,000 in principal amount or an integral multiple thereof) of this Note repurchased by the Company. The undersigned hereby directs the Trustee or Paying Agent to pay
                  it or           an amount in cash equal to 100% of the
                  principal amount indicated in the preceding sentences, as the case may be, plus accrued and unpaid interest thereon, if any, and Additional Amounts, if any, to the Repurchase Date.


         Dated:_________________


---------------------------------------     ------------------------------------
Signature of Holder                         Signature Guaranteed

                                            Signatures must be guaranteed by an
                                            "eligible" guarantor institution"
                                            meeting the requirements of the
                                            Registrar, which requirements
                                            include membership or participation
                                            in the Security Transfer Agent
                                            Medallion Program ("STAMP") or such
                                            other "signature guarantee program"
                                            as may be determined by the
                                            Registrar in addition to, or in
                                            substitution for, STAMP, all in
                                            accordance with the Securities
                                            Exchange Act of 1934, as amended.

NOTICE: The signature to the foregoing Assignment must correspond to the Name as written upon the face of this Note in every particular, without alteration or any change whatsoever.

                          FORM OF CONVERSION NOTICE

         The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or a multiple thereof) designated below, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for a fractional share and any Note representing any unconverted principal amount hereof, be issued and delivered to the registered owner hereof unless a different name has been provided below. If this Notice is being delivered on a date after the close of business on a regular Record Date and prior to the close of business on the related Interest Payment Date, this Notice is accompanied by payment in New York Clearing House funds, or other funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date on the principal of this Note to be converted on such Note. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.


         Dated:_____________                ------------------------------------
                                            NOTICE This signature must
                                            correspond with the name as written
                                            upon the face of the
                                            within-mentioned instrument in every
                                            particular, without alteration or
                                            any change whatsoever.

         Fill in for registration of
         shares of Common Stock if
         they are to be delivered, or
         Securities if they are to be
         issued, other than to and in
         the name of the registered owner:

         ---------------------------------
         (Name)

         ---------------------------------
         (Street Address)

         ---------------------------------
         (City, State and zip code)


         (Please print name and address)

         Register:  _____ Common Stock
                    _____ Securities

         (Check appropriate line(s)).

                                            Principal amount to be converted (if
                                            less than all):

                                                              $ ________,000


                                            ----------------------------------
                                            Social Security or other Taxpayer
                                            Identification Number of owner